UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

   Investment Company Act file number 811-06336

__Franklin Templeton International Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/14

Item 1. Reports to Stockholders.

APRIL 30, 2014

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

Sign up for electronic delivery at **franklintempleton.com/edelivery**

INTERNATIONAL

Templeton Foreign Smaller Companies Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

	Contents
Shareholder Letter	1	Semiannual Report		Financial Statements	21
		Templeton Foreign Smaller Companies Fund	3	Notes to Financial Statements	25
		Performance Summary	8	Shareholder Information	37
		Your Fund’s Expenses	11
		Financial Highlights and
		Statement of Investments	13

| 1

Semiannual Report

Templeton Foreign Smaller Companies Fund

Your Fund’s Goal and Main Investments: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Templeton Foreign Smaller Companies Fund covers the period ended April 30, 2014. At the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure will help us effectively manage our current level of assets.

Performance Overview

For the six months under review, Templeton Foreign Smaller Companies Fund –Class A delivered a +0.51% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 17.

Semiannual Report | 3

Top 10 Sectors/Industries
4/30/14
% of Total
Net Assets
Household Durables	7.1%
Energy Equipment & Services	6.1%
Metals & Mining	6.1%
Electronic Equipment, Instruments &
Components	5.0%
Textiles, Apparel & Luxury Goods	4.8%
Life Sciences Tools & Services	4.5%
Auto Components	4.2%
Machinery	4.1%
Personal Products	3.7%
Pharmaceuticals	3.2%

and emerging markets, excluding the U.S., generated a +4.99% total return.1, 2 Please note that index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets continued to show growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Central bank actions were more mixed in emerging markets, as several central banks cut interest rates in an effort to boost economic growth while others raised rates in an effort to control inflation and currency depreciation.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states in early 2014 that suppressed economic activity. In January, Congress passed a spending bill to fund the federal government through September 2014. Congress also approved the suspension of the debt ceiling until March 2015. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on continued positive economic and employment data.

Outside the U.S., growth rose in the U.K., supported by the services and manufacturing sectors. Economic activity was slower in Japan, although business sentiment and private consumption improved and unemployment reached its lowest level since 2007. Despite a weaker yen, export growth slowed in the period’s second half, resulting in part from lower shipments to China. At period-end, the Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the consumption tax increase. Although out of recession, the eurozone experienced weak employment trends and deflationary risks. After cutting its benchmark interest rate to 0.25% in November 2013, the European Central Bank kept the rate unchanged and stated that it would maintain a highly accommodative monetary policy and provide additional stimulus should deflationary risks increase.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports weakened. Emerging market equities declined and regional currencies depreciated against the U.S. dollar amid political turmoil in certain countries and concerns over the potential impact of the Fed’s tapering its asset purchases. The geopolitical crisis between

4 | Semiannual Report

Russia and Ukraine also weighed on markets. Central banks in several emerging market countries, including Brazil, India, Turkey, South Africa and Russia, raised interest rates during the period in an effort to curb inflation and support their currencies.

The stock market rally in developed markets progressed during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Emerging market stocks rebounded toward period-end but ended the period lower, with eastern European stocks as some of the worst performers. Gold prices declined slightly for the period despite a solid rally in early 2014, and oil prices rose amid supply concerns related to political unrest.

Investment Strategy

We employ a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company’s true worth.

Top 10 Equity Holdings
4/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
Techtronic Industries Co. Ltd.	3.1%
Household Durables, Hong Kong
HudBay Minerals Inc.	3.0%
Metals & Mining, Canada
Homeserve PLC	2.8%
Commercial Services & Supplies, U.K.
LIC Housing Finance Ltd.	2.7%
Thrifts & Mortgage Finance, India
Tripod Technology Corp.	2.6%
Electronic Equipment, Instruments
& Components, Taiwan
Ensign Energy Services Inc.	2.6%
Energy Equipment & Services, Canada
Kobayashi Pharmaceutical Co. Ltd.	2.5%
Personal Products, Japan
Asics Corp.	2.4%
Textiles, Apparel & Luxury Goods, Japan
APR Energy PLC	2.3%
Diversified Financial Services, U.K.
Samsonite International SA	2.3%
Textiles, Apparel & Luxury Goods,
Hong Kong

Manager’s Discussion

Several holdings performed well during the period under review. U.K.-based Homeserve provides home emergency insurance covering heating, plumbing, drainage and electrical problems. In our opinion, the company’s business model offers a sustainable, competitive advantage, operating in a duopoly in the U.K. Homeserve’s partners are exclusive, and scale also benefits the business, as it allows the company to serve its customers at the lowest cost. Additionally, Homeserve is expanding internationally through major operations in Spain, France and the U.S., where penetration rates are significantly lower than in the U.K.

Hong Kong-based Techtronic Industries is a brand leader in power tools, product innovation and product extension. Techtronic continues to improve gross margins by changing its product mix of cordless products and accessories, using higher pricing power through various brands and attaining operating efficiencies. In addition to benefiting from a recovery in the U.S., Techtronic has opportunities in new markets such as Latin America, eastern Europe and Asia.

Semiannual Report | 5

Based in Singapore, First Resources is a leading crude palm oil (CPO) producer. We believe the company should continue to benefit from the structurally positive CPO story, a young and growing area under cultivation and superior yields and prices that result from better seeds and best industry practices.

In contrast, the Fund had some detractors from performance during the six months under review. Digital China Holdings is China’s largest information technology (IT) distributor. The share price declined because of growth concerns in China as well as penalties issued by the Ministry of Finance. Looking at the longer term, we believe Digital China will benefit from growth in China’s IT demand. As growth shifts from enterprise hardware to IT services, we believe the company is also likely to benefit from a product mix shift and that margins could likely expand.

Sierra Leone-based African Minerals is a minerals exploration and development firm. The company’s share price fell in line with iron-ore price expectations during the period as commodity-price weakness impacted metals stocks. However, the company has a strong, Sierra Leone-based iron ore production growth profile that could, in our view, offset any potential further weakness in the underlying commodity price.

During the period, shares of Swedish cosmetics retailer Oriflame Cosmetics slipped to their lowest level in nearly nine years after the company missed earnings estimates and issued weak guidance. Heavy exposure to Russia and Ukraine, which combined, account for more than one-third of Oriflame’s sales, also intensified downward pressure on the stock. Yet, Oriflame has a long track record of managing through volatility, and we believe the market is currently undervaluing the firm’s long-term growth potential as it cuts costs, increases salesforce productivity and expands its presence in attractive new markets.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2014, the U.S. dollar decreased in value relative to many currencies in which the Fund’s investment were traded. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

6 | Semiannual Report

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Semiannual Report | 7

Performance Summary as of 4/30/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	10/31/13		Change
A (FINEX)	$17.84	$18.02	-$	0.18
C (FCFSX)	$17.18	$17.31	-$	0.13
R6 (n/a)	$17.83	$18.03	-$	0.20
Advisor (FTFAX)	$17.81	$18.00	-$	0.19

Distributions
Share Class	Dividend Income
A (11/1/13–4/30/14)	$0.2555
C (11/1/13–4/30/14)	$0.1423
R6 (11/1/13–4/30/14)	$0.3313
Advisor (11/1/13–4/30/14)	$0.2954

8 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

					Value of		Average Annual	Total Annual
		Cumulative		Average Annual	$10,000		Total Return	Operating
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(3/31/14)[4]	Expenses[5]
A								1.65%
6-Month	+	0.51%		-5.28%	$9,472
1-Year	+	9.77%	+	3.44%	$10,344	+	4.71%
5-Year	+	119.90%	+	15.70%	$20,737	+	19.99%
10-Year	+	102.55%	+	6.68%	$19,092	+	6.25%
C								2.40%
6-Month	+	0.09%		-0.90%	$9,910
1-Year	+	8.90%	+	7.90%	$10,790	+	9.33%
5-Year	+	111.79%	+	16.19%	$21,179	+	20.53%
10-Year	+	87.88%	+	6.51%	$18,788	+	6.08%
R6[6]								1.13%
6-Month	+	0.78%	+	0.78%	$10,078
Since Inception (5/1/13)[7]	+	9.92%	+	9.92%	$10,992	+	9.24%
Advisor								1.40%
6-Month	+	0.63%	+	0.63%	$10,063
1-Year	+	10.04%	+	10.04%	$11,004	+	11.46%
5-Year	+	122.52%	+	17.35%	$22,252	+	21.73%
10-Year	+	107.66%	+	7.58%	$20,766	+	7.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 9

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. In addition, smaller company stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Class R6 shares have an expense reduction contractually guaranteed through at least 2/28/15. Investment results for this share class reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.
7. Performance shown is not annualized.

10 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,005.10	$8.25
Hypothetical (5% return before expenses)	$1,000	$1,016.56	$8.30
C
Actual	$1,000	$1,000.90	$11.96
Hypothetical (5% return before expenses)	$1,000	$1,012.84	$12.03
R6
Actual	$1,000	$1,007.80	$5.53
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.56
Advisor
Actual	$1,000	$1,006.30	$7.01
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.05

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers for Class R6, annualized for each class (A: 1.66%;
C: 2.41%; R6: 1.11%; and Advisor: 1.41%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

Franklin Templeton International Trust

Financial Highlights

Templeton Foreign Smaller Companies Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.02	$14.39	$13.92	$15.47	$12.82	$8.58
Income from investment operations[a]:
Net investment income[b]	—[c,d]	0.13	0.24	0.12	0.08	0.08
Net realized and unrealized gains (losses)	0.08	3.77	0.38	(1.60)	2.68	4.66
Total from investment operations	0.08	3.90	0.62	(1.48)	2.76	4.74
Less distributions from:
Net investment income	(0.26)	(0.27)	(0.15)	(0.07)	(0.11)	(0.45)
Net realized gains	—	—	—	—	—	(0.05)
Total distributions	(0.26)	(0.27)	(0.15)	(0.07)	(0.11)	(0.50)
Net asset value, end of period	$17.84	$18.02	$14.39	$13.92	$15.47	$12.82

Total return[e]	0.51%	27.43%	4.67%	(9.60)%	21.71%	58.99%

Ratios to average net assets[f]
Expenses	1.66%	1.65%[g]	1.65%	1.55%[g]	1.59%[g]	1.71%[g]
Net investment income	0.02%[d]	0.83%	1.72%	0.80%	0.56%	0.83%

Supplemental data
Net assets, end of period (000’s)	$118,926	$131,844	$103,168	$121,119	$163,993	$144,167
Portfolio turnover rate	18.05%	42.94%	57.56%	50.03%	19.65%	32.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dNet investment income per share includes approximately $0.05 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these non-reoccurring amounts, the ratio of net investment income to average net assets would have been (0.53)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton International Trust

Financial Highlights (continued)

Templeton Foreign Smaller Companies Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.31	$13.83	$13.36	$14.89	$12.39	$8.26
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)[c]	0.01	0.13	0.01	(0.02)	0.01
Net realized and unrealized gains (losses)	0.07	3.63	0.38	(1.54)	2.60	4.51
Total from investment operations	0.01	3.64	0.51	(1.53)	2.58	4.52
Less distributions from:
Net investment income	(0.14)	(0.16)	(0.04)	—	(0.08)	(0.34)
Net realized gains	—	—	—	—	—	(0.05)
Total distributions	(0.14)	(0.16)	(0.04)	—	(0.08)	(0.39)
Net asset value, end of period	$17.18	$17.31	$13.83	$13.36	$14.89	$12.39

Total return[d]	0.09%	26.58%	3.85%	(10.28)%	20.90%	57.73%

Ratios to average net assets[e]
Expenses	2.41%	2.40%[f]	2.40%	2.30%[f]	2.34%[f]	2.46%[f]
Net investment income (loss)	(0.73)%[c]	0.08%	0.97%	0.05%	(0.19)%	0.08%

Supplemental data
Net assets, end of period (000’s)	$15,538	$16,027	$12,814	$14,457	$17,202	$14,349
Portfolio turnover rate	18.05%	42.94%	57.56%	50.03%	19.65%	32.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these non-reoccurring amounts, the ratio of net investment income to average net assets would have been (1.28)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Highlights (continued)

Templeton Foreign Smaller Companies Fund
	Six Months Ended	Period Ended
	April 30, 2014	October 31,
Class R6	(unaudited)	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.03	$16.53
Income from investment operations[b]:
Net investment income[c]	0.03 [d]	0.16
Net realized and unrealized gains (losses)	0.10	1.34
Total from investment operations	0.13	1.50
Less distributions from net investment income	(0.33)	—
Net asset value, end of period	$17.83	$18.03

Total return[e]	0.78%	9.07%

Ratios to average net assets[f]
Expenses before waiver and payment by affiliates	1.12%	2.55%[g]
Expenses net of waiver and payments by affiliates	1.11%	1.12%[g]
Net investment income	0.57%[d]	1.36%

Supplemental data
Net assets, end of period (000’s)	$973	$5
Portfolio turnover rate	18.05%	42.94%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.05 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these non-reoccurring amounts, the ratio of net investment income to average net assets would have been 0.02%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Templeton International Trust

Financial Highlights (continued)

Templeton Foreign Smaller Companies Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.00	$14.38	$13.93	$15.48	$12.81	$8.62
Income from investment operations[a]:
Net investment income[b]	0.03 [c]	0.18	0.26	0.17	0.11	0.10
Net realized and unrealized gains (losses)	0.08	3.75	0.39	(1.61)	2.69	4.65
Total from investment operations	0.11	3.93	0.65	(1.44)	2.80	4.75
Less distributions from:
Net investment income	(0.30)	(0.31)	(0.20)	(0.11)	(0.13)	(0.51)
Net realized gains	—	—	—	—	—	(0.05)
Total distributions	(0.30)	(0.31)	(0.20)	(0.11)	(0.13)	(0.56)
Net asset value, end of period	$17.81	$18.00	$14.38	$13.93	$15.48	$12.81

Total return[d]	0.63%	27.79%	4.90%	(9.38)%	22.06%	59.33%

Ratios to average net assets[e]
Expenses	1.41%	1.40%[f]	1.40%	1.30%[f]	1.34%[f]	1.46%[f]
Net investment income	0.27%[c]	1.08%	1.97%	1.05%	0.81%	1.08%

Supplemental data
Net assets, end of period (000’s)	$46,648	$40,832	$31,817	$36,902	$33,172	$14,438
Portfolio turnover rate	18.05%	42.94%	57.56%	50.03%	19.65%	32.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.05 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these non-reoccurring amounts, the ratio of net investment income to average net assets would have been (0.28)%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited)

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks 95.1%
Bahamas 1.7%
[a]Steiner Leisure Ltd.	Diversified Consumer Services	70,143	$3,028,073
Brazil 1.2%
Companhia de Saneamento de Minas Gerais	Water Utilities	144,200	2,250,902
Canada 8.6%
AGF Management Ltd.	Capital Markets	148,800	1,657,632
Enerflex Ltd.	Energy Equipment & Services	111,400	1,772,562
Ensign Energy Services Inc.	Energy Equipment & Services	298,900	4,704,188
HudBay Minerals Inc.	Metals & Mining	640,530	5,464,126
Trican Well Service Ltd.	Energy Equipment & Services	146,700	2,101,355
			15,699,863
China 6.8%
China Medical System Holdings Ltd.	Pharmaceuticals	1,984,000	2,349,216
Digital China Holdings Ltd.	Electronic Equipment,
	Instruments & Components	1,654,000	1,529,654
Haier Electronics Group Co. Ltd.	Household Durables	1,294,000	3,171,221
Minth Group Ltd.	Auto Components	2,190,000	3,440,567
Yingde Gases	Chemicals	1,805,500	1,821,138
			12,311,796
Finland 1.8%
Amer Sports OYJ	Leisure Products	159,140	3,284,894
Germany 7.2%
DMG MORI SEIKI AG	Machinery	107,100	3,362,119
[a]Gerresheimer AG	Life Sciences Tools & Services	59,030	4,001,379
Leoni AG	Auto Components	27,910	2,072,508
[a]MorphoSys AG	Life Sciences Tools & Services	27,240	2,332,234
Rational AG	Machinery	4,180	1,333,654
			13,101,894
Hong Kong 10.3%
Luk Fook Holdings (International) Ltd.	Specialty Retail	1,069,000	3,033,465
MIE Holdings Corp.	Oil, Gas & Consumable Fuels	9,224,000	1,737,044
NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	3,184,000	2,102,721
Samsonite International SA	Textiles, Apparel & Luxury Goods	1,290,600	4,103,432
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	89,500	220,724
Techtronic Industries Co. Ltd.	Household Durables	1,794,090	5,715,836
Value Partners Group Ltd.	Capital Markets	2,979,700	1,913,994
			18,827,216
India 2.7%
LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	1,121,285	4,884,649
Indonesia 1.1%
[b]Sakari Resources Ltd.	Metals & Mining	1,342,000	2,007,326

Semiannual Report | 17

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks (continued)
Italy 5.3%
Amplifon SpA	Health Care Providers & Services	493,204	$3,215,611
Marr SpA	Food & Staples Retailing	126,626	2,450,396
[a]Sorin SpA	Health Care Equipment
	& Supplies	1,299,393	3,958,329
			9,624,336
Japan 8.3%
Asics Corp.	Textiles, Apparel & Luxury Goods	229,200	4,460,217
Iida Group Holdings Co. Ltd.	Household Durables	272,866	4,057,884
Keihin Corp.	Auto Components	147,200	2,131,455
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	74,379	4,511,787
			15,161,343
Netherlands 3.0%
Aalberts Industries NV	Machinery	83,407	2,775,117
Arcadis NV	Construction & Engineering	77,330	2,744,022
			5,519,139
Philippines 3.3%
Energy Development Corp.	Independent Power & Renewable
	Electricity Producers	19,130,700	2,403,160
[a]Metropolitan Bank & Trust Co.	Banks	533,700	1,015,829
Vista Land & Lifescapes Inc.	Real Estate Management
	& Development	18,543,400	2,512,735
			5,931,724
Portugal 1.1%
[a,c]CTT-Correios de Portugal SA, 144A	Air Freight & Logistics	177,689	1,954,421
Russia 1.6%
[d]Globaltrans Investment PLC, GDR, Reg S	Road & Rail	13,600	129,608
[a,d]X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	155,950	2,754,857
			2,884,465
Sierra Leone 2.0%
[a]African Minerals Ltd.	Metals & Mining	1,713,872	3,609,251
Singapore 2.9%
Ezion Holdings Ltd.	Energy Equipment & Services	1,402,800	2,540,169
First Resources Ltd.	Food Products	1,312,000	2,689,726
			5,229,895
South Korea 2.8%
BS Financial Group Inc.	Banks	182,615	2,792,873
Daum Communication Corp.	Internet Software & Services	33,095	2,399,395
			5,192,268
Sweden 1.2%
[a,b]D Carnegie & Co. AB	Real Estate Management
	& Development	228	—
[e]Oriflame Cosmetics SA, SDR	Personal Products	85,320	2,175,480
			2,175,480

18 | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Templeton Foreign Smaller Companies Fund	Industry	Shares	Value
Common Stocks (continued)
Switzerland 1.2%
[a]Basilea Pharmaceutica AG	Biotechnology	3,489	$364,499
Tecan Group AG	Life Sciences Tools & Services	14,240	1,776,461
			2,140,960
Taiwan 2.6%
Tripod Technology Corp.	Electronic Equipment,
	Instruments & Components	2,406,000	4,728,652
Thailand 0.9%
Tisco Financial Group PCL, fgn.	Banks	1,374,500	1,688,392
Turkey 1.0%
Aygaz AS	Gas Utilities	450,975	1,857,885
United Kingdom 16.5%
APR Energy PLC	Diversified Financial Services	308,100	4,116,620
Dignity PLC	Diversified Consumer Services	97,981	2,368,553
Homeserve PLC	Commercial Services & Supplies	889,640	5,069,330
[a]Just Retirement Group PLC	Insurance	172,260	472,392
[a,c]Just Retirement Group PLC, 144A	Insurance	939,600	2,576,682
Laird PLC	Electronic Equipment,
	Instruments & Components	598,867	2,804,368
Man Group PLC	Capital Markets	1,285,703	2,140,010
Micro Focus International PLC	Software	135,060	1,768,099
[a]Ophir Energy PLC	Oil, Gas & Consumable Fuels	315,714	1,405,140
[a,c]Royal Mail PLC, 144A	Air Freight & Logistics	189,400	1,693,749
SIG PLC	Trading Companies & Distributors	707,670	2,288,290
[a]Vectura Group PLC	Pharmaceuticals	1,434,850	3,412,232
			30,115,465
Total Common Stocks (Cost $152,034,731)			173,210,289
Preferred Stocks (Cost $1,809,209) 0.9%
Germany 0.9%
Draegerwerk AG & Co. KGAA, pfd.	Health Care Equipment
	& Supplies	13,700	1,619,196
Total Investments before Short Term Investments
(Cost $153,843,940)			174,829,485
Short Term Investments (Cost $1,479,500) 0.8%
[f]Investments from Cash Collateral Received for Loaned
Securities 0.8%
United States 0.8%
[g]BNY Mellon Overnight Government Fund, 0.05%		1,479,500	1,479,500
Total Investments (Cost $155,323,440) 96.8%			176,308,985
Other Assets, less Liabilities 3.2%			5,774,959
Net Assets 100.0%			$182,083,944

Semiannual Report | 19

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

See Abbreviations on page 36.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2014, the aggregate value of these securities was $2,007,326, representing
1.10% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30,
2014, the value of these securities was $6,224,852, representing 3.42% of net assets.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2014, the aggregate value of these securities was
$2,884,465, representing 1.58% of net assets.
eA portion or all of the security is on loan at April 30, 2014. See Note 1(c).
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities
April 30, 2014 (unaudited)

Templeton
Foreign Smaller
Companies Fund
Assets:
Investments in securities:
Cost	$155,323,440
Value (Includes securities loaned $1,402,384)	$176,308,985
Cash	7,670,582
Receivables:
Investment securities sold	93,413
Capital shares sold	102,754
Dividends and interest	490,503
Other assets	108
Total assets	184,666,345
Liabilities:
Payables:
Investment securities purchased	549,577
Capital shares redeemed	234,039
Management fees	143,065
Distribution fees	36,433
Transfer agent fees	61,699
Payable upon return of securities loaned	1,479,500
Accrued expenses and other liabilities	78,088
Total liabilities	2,582,401
Net assets, at value	$182,083,944
Net assets consist of:
Paid-in capital	$174,475,165
Distributions in excess of net investment income	(1,186,118)
Net unrealized appreciation (depreciation)	20,989,845
Accumulated net realized gain (loss)	(12,194,948)
Net assets, at value	$182,083,944

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
April 30, 2014 (unaudited)

Templeton
Foreign Smaller
Companies Fund
Class A:
Net assets, at value	118,925,912
Shares outstanding	6,665,412
Net asset value per share[a]	$17.84
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.93
Class C:
Net assets, at value	15,537,847
Shares outstanding	904,183
Net asset value and maximum offering price per share[a]	$17.18
Class R6:
Net assets, at value	972,600
Shares outstanding	54,557
Net asset value and maximum offering price per share	$17.83
Advisor Class:
Net assets, at value	46,647,585
Shares outstanding	2,619,272
Net asset value and maximum offering price per share	$17.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Operations
for the six months ended April 30, 2014 (unaudited)

Templeton
Foreign Smaller
Companies Fund
Investment income:
Dividends (net of foreign taxes of $119,038)	$1,526,336
Income from securities loaned	24,830
Total investment income	1,551,166
Expenses:
Management fees (Note 3a)	881,190
Distribution fees: (Note 3c)
Class A	157,081
Class C	79,820
Transfer agent fees: (Note 3e)
Class A	192,978
Class C	24,386
Class R6	47
Advisor Class	63,983
Custodian fees (Note 4)	17,450
Reports to shareholders	21,602
Registration and filing fees	54,635
Professional fees	24,905
Trustees’ fees and expenses	4,259
Other	9,535
Total expenses	1,531,871
Expenses waived/paid by affiliates (Note 3f)	(17)
Net expenses	1,531,854
Net investment income	19,312
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	6,484,707
Foreign currency transactions	1,111
Net realized gain (loss)	6,485,818
Net change in unrealized appreciation (depreciation) on:
Investments	(5,593,395)
Translation of other assets and liabilities denominated in foreign currencies	(12,735)
Net change in unrealized appreciation (depreciation)	(5,606,130)
Net realized and unrealized gain (loss)	879,688
Net increase (decrease) in net assets resulting from operations	$899,000

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 23

Franklin Templeton International Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign
	Smaller Companies Fund
	Six Months Ended
	April 30, 2014	Year Ended
	(unaudited)	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$19,312	$1,359,853
Net realized gain (loss) from investments and foreign currency transactions	6,485,818	18,518,622
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	(5,606,130)	19,686,429
Net increase (decrease) in net assets resulting from operations	899,000	39,564,904
Distributions to shareholders from:
Net investment income:
Class A	(1,901,056)	(1,894,784)
Class C	(135,379)	(146,239)
Class R6	(100)	—
Advisor Class	(669,813)	(640,629)
Total distributions to shareholders	(2,706,348)	(2,681,652)
Capital share transactions: (Note 2)
Class A	(11,713,877)	2,778,802
Class B	—	(219,644)
Class C	(374,109)	53,502
Class R6	972,077	5,000
Advisor Class	6,298,293	1,208,773
Total capital share transactions	(4,817,616)	3,826,433
Net increase (decrease) in net assets	(6,624,964)	40,709,685
Net assets:
Beginning of period	188,708,908	147,999,223
End of period	$182,083,944	$188,708,908
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(1,186,118)	$1,500,918

24 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds. The Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective at the close of market December 10, 2013. Existing shareholders may add to their accounts through exchanges or additional purchases.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Semiannual Report | 25

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

26 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Semiannual Report | 27

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

28 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	511,869	$9,118,815	1,901,123	$31,085,928
Shares issued in reinvestment of
distributions	103,179	1,796,352	123,662	1,820,300
Shares redeemed	(1,268,181)	(22,629,044)	(1,878,157)	(30,127,426)
Net increase (decrease)	(653,133)	$(11,713,877)	146,628	$2,778,802
Class B Shares:
Shares redeemed			(14,472)	$(219,644)

Semiannual Report | 29

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013[b]
	Shares	Amount	Shares	Amount
Class C Shares:
Shares sold	97,845	$1,674,846	238,972	$3,756,164
Shares issued in reinvestment of
distributions	7,685	129,192	9,802	139,476
Shares redeemed	(127,240)	(2,178,147)	(249,234)	(3,842,138)
Net increase (decrease)	(21,710)	$(374,109)	(460)	$53,502
Class R6 Shares:
Shares sold	55,353	$991,678	302	$5,000
Shares redeemed	(1,098)	(19,601)	—	—
Net increase (decrease)	54,255	$972,077	302	$5,000
Advisor Class Shares:
Shares sold	712,006	$12,722,570	1,080,618	$17,530,116
Shares issued in reinvestment of
distributions	32,798	569,372	38,515	565,022
Shares redeemed	(393,677)	(6,993,649)	(1,063,915)	(16,886,365)
Net increase (decrease)	351,127	$6,298,293	55,218	$1,208,773

aEffective March 22, 2013, all Class B Shares were converted to Class A.
bFor the period May 1, 2013 (effective date) to October 31, 2013 for Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Corp. (FTIC)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

30 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund. The subadvisory fee is paid by FTIC based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on the average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

Semiannual Report | 31

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$12,494
CDSC retained	$362

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2014, the Fund paid transfer agent fees of $281,394, of which $110,508 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2015.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2013, the Fund had capital loss carryforwards of $18,442,662 expiring in 2017.

32 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

5. INCOME TAXES (continued)

At April 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$157,137,899

Unrealized appreciation	$38,029,455
Unrealized depreciation	(18,858,369)
Net unrealized appreciation (depreciation)	$19,171,086

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2014, aggregated $33,589,764 and $31,767,310, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended April 30, 2014, the Fund did not use the Global Credit Facility.

Semiannual Report | 33

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$—	$—	$2,007,326	$2,007,326
All Other Equity Investments[a,b]	172,822,159	—	—[c]	172,822,159
Short Term Investments	—	1,479,500	—	1,479,500
Total Investments in Securities	$172,822,159	$1,479,500	$2,007,326	$176,308,985

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common and preferred stocks.
cIncludes securities determined to have no value at April 30, 2014.

34 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

9.	FAIR VALUE MEASUREMENTS (continued)
A	reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial investments at the end of the period. At April 30, 2014, the reconciliations of assets are as follows:

Net Change
in Unrealized
	Balance				Net	Net	Balance	Appreciation
	at		Transfers		Realized	Unrealized	at	(Depreciation)
	Beginning	Purchases	Into (Out of)	Cost Basis	Gain	Gain	End of	on Assets Held
	of Period	(Sales)	Level 3	Adjustments	(Loss)	(Loss)	Period	at Period End
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$2,025,748	$ —	$ —	$ —	$ —	$ (18,422)	$ 2,007,326	$ (18,422)
Sweden	—[a]	—	—	—	—	—	—[a]	—
Total	$2,025,748	$ —	$ —	$ —	$ —	$ (18,422)	$ 2,007,326	$ (18,422)
[a]Includes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2014, are as follows:

Impact to
	Fair Value at		Unobservable		Fair Value if
Description	End of Year	Valuation Technique	Inputs	Amount	Input Increases [a]
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$2,007,326	Market approach	Offer price	1.88 SGD	Increase
		Market comparables	Discount for lack
			of marketability	0-10%	Decrease[b]
All Other Investments[c]	—
Total	$2,007,326

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value and net assets.
cIncludes securities determined to have no value.

Semiannual Report | 35

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Smaller Companies Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Currency Selected Portfolio

SGD -Singapore Dollar GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt

36 | Semiannual Report

Franklin Templeton International Trust

Shareholder Information

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Templeton Foreign Smaller Companies Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically

Semiannual Report | 37

Franklin Templeton International Trust

Shareholder Information (continued)

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement (continued)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counter-party credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The performance universe for the Fund consisted of the Fund and all retail and institutional international

38 | Semiannual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement (continued)

small/mid-cap core funds as selected by Lipper. Comparative performance within such universe was shown for the one-year period ended January 31, 2014, and the previous 10 years ended that date. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, the second-highest performing quintile of such universe for the previous five-year period, and the second-lowest quintile of such universe for the previous 10-year period. The Board discussed with management the reasons for the one-year underperformance of the Fund during which discussion management expressed its view that its securities holdings reflected its conservative approach to investing, which was out of favor in current market conditions, and stated its conviction that the value of such holdings would eventually be recognized. Management further advised the Board that it had carefully assessed the Fund’s portfolio from a quantitative and qualitative viewpoint as part of its continuous review process and still held the conviction that each holding was undervalued. The Board found the Fund’s comparative performance as set forth in the Lipper report to be acceptable and did not warrant any present change in portfolio management, In doing so, the Board took into account management’s explanation and noted the Fund’s favorable five-year comparative performance and that its total return for the one-year period as shown in the Lipper report exceeded 12%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate of the Fund to be below the median of its Lipper expense group and its actual total expense ratio to be above but within eight basis points of the expense group median. The Board found the contractual investment management fee rate and total expense ratio of the Fund as shown in the Lipper report to be acceptable.

Semiannual Report | 39

Franklin Templeton International Trust

Shareholder Information (continued)

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin

40 | Semiannual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Templeton Foreign Smaller Companies Fund

Board Review of Investment Management Agreement (continued)

on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $193 million on December 31, 2013, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 41

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Templeton Foreign Smaller Companies Fund

Investment Manager
Franklin Templeton Investments Corp.

Subadvisor
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
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© 2014 Franklin Templeton Investments. All rights reserved.

191 S 06/14

APRIL 30, 2014

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

INTERNATIONAL

FRANKLIN INDIA GROWTH FUND

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Semiannual Report		Financial Statements	17
		Franklin India Growth Fund	3	Notes to Financial Statements	21

		Performance Summary	8	FT (Mauritius) Offshore Investments
				Limited	30
		Your Fund’s Expenses	10
				Shareholder Information	44
		Financial Highlights and
		Statement of Investments	12

| 1

Semiannual Report

Franklin India Growth Fund

Your Fund’s Goal and Main Investments: Franklin India Growth Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of “Indian companies,” which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin India Growth Fund’s semiannual report for the period ended April 30, 2014.

Performance Overview

Franklin India Growth Fund – Class A delivered a cumulative total return of +11.58% for the six months ended April 30, 2014. In comparison, the MSCI India Index posted a +6.75% total return.2, 3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Economic and Market Overview

An improvement in economic variables, expectations of a better economic environment, anticipation of a more stable government at the center, and strong foreign portfolio flows, helped Indian equity markets record gains for the period under review. Despite the soft economic data released in April 2014, which included a factory output contraction, an inflation uptick, a wider trade deficit and a below-normal rain forecast, the Indian equity markets had a significant run up over the course of the two months leading up to the national general election based on expectations of a victory in the election by the opposition National Democratic Alliance (NDA) party. Many market participants felt that a majority vote for the NDA would be positive for the economy and markets (with opinion polls largely projecting NDA’s victory).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

Semiannual Report | 3

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

On the economic front, gross domestic product (GDP) growth remained relatively low owing to slowdowns in the manufacturing sector, consumption and investment demand. Estimates from the Central Statistical Organization set GDP growth for fiscal year 2014 (ended March 31, 2014) at just 4.9% year-over-year. Economic growth has been the key plank of the 2014 Manifesto, or political platform, of the Bharatiya Janata Party (BJP; the party that leads the NDA coalition). This Manifesto seeks to address growth on multiple fronts, including inflation and price stabilization, infrastructure improvement, and industry value creation through increased research and development (R&D) investment, and its policies are widely seen to be favorable to businesses and investors.

Industrial production dipped slightly for the 11-month period from April 2013–February 2014, compared to positive growth for the same period a year earlier, reflecting weak demand and a low appetite for investment activity. The current account deficit improved during the year, a result of restrictions on gold imports, lower capital goods imports owing to weak investment, lower crude oil prices and a reasonable pickup in exports. The trade deficit also narrowed during fiscal year 2014 compared with the previous year, as imports declined.

The Reserve Bank of India’s monetary policy stance seemed to be firmly focused on abiding by the disinflationary glide path recommended by the Dr. Urijit Patel Committee. Both wholesale and consumer inflation, which had moderated quite significantly recently, showed an uptick for March 2014 as food prices rose. The central bank highlighted the upside risks to inflation. Reduction of inflationary pressure has been highlighted as one of the key issues in the Election Manifesto by the BJP. A more stable government along with a credible central bank bodes well for India’s medium- to long-term prospects, in our view.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We look for companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Our philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company’s financial strength, management’s expertise, the company’s growth potential within the industry, and the industry’s growth potential.

4 | Semiannual Report

Manager’s Discussion

We endeavor to identify companies that are favorably positioned to potentially benefit from India’s growth over the medium to long term. In particular, we believe that India’s demographics prospects, increasing levels of wealth and higher infrastructure spending will be key structural drivers of economic growth, and that our portfolio is well positioned with companies that we believe can potentially benefit from these opportunities.

During the period under review, the industrials and financials sectors were among the Fund’s leaders, and export-oriented sectors like health care also posted strong performance. The Fund’s stock selection in health care as well as stock selection and overweighted allocations in industrials and financials contributed to performance relative to the MSCI India Index.

On an absolute basis, the Fund’s holding in India’s largest engineering and construction firm, Larsen & Toubro, was a major contributor to performance, owing to strong order inflows and higher margins. Hopes of stabilization of economic growth and pre-poll surveys, which indicated that India might elect a more reform-oriented coalition, also supported stock performance. The Fund also benefited from gains in one of the newer banks, Yes Bank, as well as from leading pharmaceutical company Cadila Healthcare. Yes Bank maintains a healthy asset-quality profile and has strong future growth potential, in our view, as the bank is in its early-stage growth phase. Cadila has a strong drug pipeline for the next couple of years and could benefit from the generic opportunity in the U.S. as well as a rise in India’s health care spending, particularly for lifestyle-related ailment segments.

In contrast, an overweighted allocation to the telecommunication services sector was a relative detractor, in particular wireless telecommunication services providers Bharti Airtel and Idea Cellular. Concerns regarding aggressive bidding at the 2G airwave auctions held early in February affected the performance of Bharti Airtel and Idea Cellular. Notwithstanding the recent corrections amid the unfavorable operating environment, we believe the long-term growth drivers for these companies remain intact, and we continue to hold these positions. Stock selection in the utilities sector hurt relative performance, notably our position in NTPC. The Central Electricity Regulatory Commission’s new norms for fiscal years 2015–2019 with regard to tax and calculation of incentives weighed on NTPC’s performance. We sold NTPC by period-end.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative

Portfolio Breakdown[1]
Based on Total Net Assets as of 4/30/14

Banks
23.3%
IT Services
14.3%
Pharmaceuticals
8.9%
Oil, Gas & Consumable Fuels
7.7%
Wireless Telecommunication Services
7.0%
Automobiles
5.7%
Construction & Engineering
4.7%
Auto Components
3.6%
Chemicals
3.6%
Thrifts & Mortgage Finance
3.3%
Machinery
2.7%
Personal Products
1.9%
Other
8.7%
Other Net Assets
4.6%

Semiannual Report | 5

Top 10 Equity Holdings[1]
4/30/14

Company	% of Total
Sector/Industry	Net Assets
Infosys Ltd.	7.7%
IT Services
Bharti Airtel Ltd.	6.1%
Wireless Telecommunication Services
HDFC Bank Ltd.	5.6%
Banks
ICICI Bank Ltd.	4.7%
Banks
Larsen & Toubro Ltd.	4.7%
Construction & Engineering
Yes Bank Ltd.	4.0%
Banks
Dr. Reddy’s Laboratories Ltd.	3.9%
Pharmaceuticals
IndusInd Bank Ltd.	3.8%
Banks
Housing Development Finance Corp. Ltd. 3.3%
Thrifts & Mortgage Finance
Mahindra & Mahindra Ltd.	2.9%
Automobiles

effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2014, the U.S. dollar fell in value relative to the Indian rupee. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities denominated in the Indian rupee. However, one cannot expect the same result in future periods.

Thank you for your continued participation in Franklin India Growth Fund.

We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

6 | Semiannual Report

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Sukumar Rajah is a managing director and chief investment officer of Asian Equity for Franklin Templeton’s Local Asset Management Group. Based in Singapore, Mr. Rajah is responsible for overseeing regional and multi-country products, investment process development and enhancements in Asia. He is responsible for overseeing the India equity group and is a lead portfolio manager of India-related products distributed outside of India. He also plays a key role in developing synergies between the local asset management groups throughout Asia and the region’s long-term equity product strategy.

Mr. Rajah joined Pioneer ITI in 1994, which was acquired by Franklin Templeton in 2002. Prior to joining Pioneer ITI, Mr. Rajah was assistant vice president of Indbank Merchant Banking Services, Ltd. Before this, he worked for Tata Steel in the Decisions Support Systems Group from 1986 to 1988.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. The Fund currently invests indirectly in Indian companies through FT (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
3. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

Semiannual Report | 7

Performance Summary as of 4/30/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/30/14	10/31/13		Change
A (FINGX)	$9.54	$8.55	+$	0.99
C (FINDX)	$9.14	$8.22	+$	0.92
R6 (n/a)	$9.72	$8.68	+$	1.04
Advisor (FIGZX)	$9.70	$8.68	+$	1.02

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges.
Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

					Value of		Average Annual
		Cumulative		Average Annual	$10,000		Total Return	Total Annual Operating Expenses[6]
Share Class		Total Return[2]		Total Return[3]	Investment[4]		(3/31/14)[5]	(with waiver)	(without waiver)
A								1.68%	2.26%
6-Month	+	11.58%	+	5.18%	$10,518
1-Year	+	3.47%		-2.45%	$9,755	+	2.03%
5-Year	+	79.89%	+	11.14%	$16,955	+	14.55%
Since Inception (1/31/08)	+	0.20%		-0.91%	$9,444		-0.89%
C								2.40%	2.98%
6-Month	+	11.19%	+	10.19%	$11,019
1-Year	+	2.70%	+	1.70%	$10,170	+	6.50%
5-Year	+	73.62%	+	11.67%	$17,362	+	15.10%
Since Inception (1/31/08)		-4.16%		-0.68%	$9,584		-0.63%
R6								1.20%	1.78%
6-Month	+	11.98%	+	11.98%	$11,198
Since Inception (5/1/13)[7]	+	3.96%	+	3.96%	$10,396	+	4.17%
Advisor								1.40%	1.98%
6-Month	+	11.75%	+	11.75%	$11,175
1-Year	+	3.85%	+	3.85%	$10,385	+	8.60%
5-Year	+	82.44%	+	12.78%	$18,244	+	16.22%
Since Inception (1/31/08)	+	2.01%	+	0.32%	$10,201	+	0.36%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to risks associated with these companies’ smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund may also experience greater volatility than a fund that is more broadly diversified geographically. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Performance shown is not annualized.

Semiannual Report | 9

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,115.80	$8.87
Hypothetical (5% return before expenses)	$1,000	$1,016.41	$8.45
C
Actual	$1,000	$1,111.90	$12.57
Hypothetical (5% return before expenses)	$1,000	$1,012.89	$11.98
R6
Actual	$1,000	$1,119.80	$6.31
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor
Actual	$1,000	$1,117.50	$7.35
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.00

*Expenses are calculated using the most recent expense ratio, net of expense waivers, annualized for each class (A: 1.69%; C: 2.40%; R6: 1.20%;
and Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 11

Franklin Templeton International Trust

Financial Highlights

Franklin India Growth Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.55	$8.73	$9.45	$11.34	$8.24	$4.98
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	(0.01)	(0.04)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gains (losses)	1.00	(0.17)	(0.55)	(1.56)	3.19	3.28
Total from investment operations	0.99	(0.18)	(0.59)	(1.62)	3.16	3.26
Less distributions from:
Net investment income	—	—	—	—	(0.04)	—
Net realized gains	—	—	(0.13)	(0.27)	(0.02)	—
Total distributions	—	—	(0.13)	(0.27)	(0.06)	—
Net asset value, end of period	$9.54	$8.55	$8.73	$9.45	$11.34	$8.24

Total return[d]	11.58%	(2.06)%	(6.02)%	(14.53)%	38.54%	65.46%

Ratios to average net assets[a,e]
Expenses before waiver and payments by
affiliates	2.28%	2.26%	2.21%	2.25%	2.27%	2.55%
Expenses net of waiver and payments by
affiliates	1.69%	1.68%	1.68%	1.70%	1.70%	1.70%[f]
Net investment income (loss)	(0.27)%	(0.07)%	(0.43)%	(0.62)%	(0.31)%	(0.40)%

Supplemental data
Net assets, end of period (000’s)	$26,544	$25,025	$31,555	$38,079	$37,392	$11,310
Portfolio turnover rate[g]	22.00%	16.95%	41.30%	39.07%	83.21%	72.23%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gIncludes the Portfolio’s rate of turnover.

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin India Growth Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.22	$8.45	$9.22	$11.15	$8.14	$4.96
Income from investment operations[b]:
Net investment income (loss)[c]	(0.04)	(0.07)	(0.09)	(0.13)	(0.09)	(0.06)
Net realized and unrealized gains (losses)	0.96	(0.16)	(0.55)	(1.53)	3.14	3.24
Total from investment operations	0.92	(0.23)	(0.64)	(1.66)	3.05	3.18
Less distributions from:
Net investment income	—	—	—	—	(0.02)	—
Net realized gains	—	—	(0.13)	(0.27)	(0.02)	—
Total distributions	—	—	(0.13)	(0.27)	(0.04)	—
Net asset value, end of period	$9.14	$8.22	$8.45	$9.22	$11.15	$8.14

Total return[d]	11.19%	(2.72)%	(6.71)%	(15.06)%	37.53%	64.11%

Ratios to average net assets[a,e]
Expenses before waiver and payments by
affiliates	2.99%	2.98%	2.93%	2.95%	2.97%	3.25%
Expenses net of waiver and payments by
affiliates	2.40%	2.40%	2.40%	2.40%	2.40%	2.40%[f]
Net investment income (loss)	(0.98)%	(0.79)%	(1.15)%	(1.32)%	(1.01)%	(1.10)%

Supplemental data
Net assets, end of period (000’s)	$5,697	$6,078	$9,201	$11,192	$10,878	$3,768
Portfolio turnover rate[g]	22.00%	16.95%	41.30%	39.07%	83.21%	72.23%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gIncludes the Portfolio’s rate of turnover.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin India Growth Fund
	Six Months Ended	Period Ended
	April 30, 2014	October 31,
Class R6	(unaudited)	2013 [a]
Per share operating performance[b]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.68	$9.35
Income from investment operations[c]:
Net investment income[d]	0.01	0.02
Net realized and unrealized gains (losses)	1.03	(0.69)
Total from investment operations	1.04	(0.67)
Net asset value, end of period	$9.72	$8.68

Total return[e]	11.98%	(7.17)%

Ratios to average net assets[b,f]
Expenses before waiver and payments by affiliates	1.79%	1.78%
Expenses net of waiver and payments by affiliates	1.20%	1.20%
Net investment income	0.22%	0.41%

Supplemental data
Net assets, end of period (000’s)	$533	$459
Portfolio turnover rate[g]	22.00%	16.95%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe per share amounts and ratios include income and expenses of the Portfolio.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes the Portfolio’s rate of turnover.

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin India Growth Fund
	Six Months Ended
	April 30, 2014		Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance[a]
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.68	$8.83	$9.54	$11.41	$8.28	$4.99
Income from investment operations[b]:
Net investment income (loss)[c]	—[d]	0.02	(0.01)	(0.03)	—[d]	—[d]
Net realized and unrealized gains (losses)	1.02	(0.17)	(0.57)	(1.57)	3.20	3.29
Total from investment operations	1.02	(0.15)	(0.58)	(1.60)	3.20	3.29
Less distributions from:
Net investment income	—	—	—	—	(0.05)	—
Net realized gains	—	—	(0.13)	(0.27)	(0.02)	—
Total distributions	—	—	(0.13)	(0.27)	(0.07)	—
Net asset value, end of period	$9.70	$8.68	$8.83	$9.54	$11.41	$8.28

Total return[e]	11.75%	(1.70)%	(5.75)%	(14.26)%	38.91%	65.97%

Ratios to average net assets[a,f]
Expenses before waiver and payments by
affiliates	1.99%	1.98%	1.93%	1.95%	1.97%	2.25%
Expenses net of waiver and payments by
affiliates	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%[g]
Net investment income (loss)	0.02%	0.21%	(0.15)%	(0.32)%	(0.01)%	(0.10)%

Supplemental data
Net assets, end of period (000’s)	$30,331	$28,340	$30,642	$42,915	$40,493	$57,337
Portfolio turnover rate[h]	22.00%	16.95%	41.30%	39.07%	83.21%	72.23%

aThe per share amounts and ratios include income and expenses of the Portfolio.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes the Portfolio’s rate of turnover.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited)

Franklin India Growth Fund	Shares	Value
Common Stocks (Cost $1,505,544) 3.0%
IT Services 3.0%
[a]Cognizant Technology Solutions Corp., A (United States)	40,000	$1,916,199
Mutual Funds (Cost $48,282,597) 96.5%
Diversified Financial Services 96.5%
[a]FT (Mauritius) Offshore Investments Ltd. (India)	5,907,317	60,858,128
Total Investments (Cost $49,788,141) 99.5%		62,774,327
Other Assets, less Liabilities 0.5%		330,212
Net Assets 100.0%		$63,104,539

[a]Non-income producing.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities
April 30, 2014 (unaudited)

Franklin
India Growth
Fund
Assets:
Investments in securities:
Cost	$1,505,544
Value	$1,916,199
Investments in FT (Mauritius) Offshore Investments Limited (Note 1)	60,858,128
Total value of investments	$62,774,327
Receivables:
Investment securities sold	186,059
Capital shares sold	385,539
Affiliates	8,593
Prepaid expenses	27,457
Other assets	31
Total assets	63,382,006
Liabilities:
Payables:
Capital shares redeemed	58,157
Distribution fees	10,953
Transfer agent fees	20,451
Funds advanced by custodian	136,059
Accrued expenses and other liabilities	51,847
Total liabilities	277,467
Net assets, at value	$63,104,539
Net assets consist of:
Paid-in capital	$62,261,284
Undistributed net investment income (loss)	(254,783)
Net unrealized appreciation (depreciation)	12,799,077
Accumulated net realized gain (loss)	(11,701,039)
Net assets, at value	$63,104,539

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
April 30, 2014 (unaudited)

Franklin
India Growth
Fund
Class A:
Net assets, at value	$26,543,929
Shares outstanding	2,781,576
Net asset value per share[a]	$9.54
Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.12
Class C:
Net assets, at value	$5,696,581
Shares outstanding	622,951
Net asset value and maximum offering price per share[a]	$9.14
Class R6:
Net assets, at value	$532,996
Shares outstanding	54,833
Net asset value and maximum offering price per share	$9.72
Advisor Class:
Net assets, at value	$30,331,033
Shares outstanding	3,126,135
Net asset value and maximum offering price per share	$9.70

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Operations
for the six months ended April 30, 2014 (unaudited)

Franklin
India Growth
Fund
Net investment income allocated from FT (Mauritius) Offshore Investments Limited:
Dividends	$416,652
Expenses	(313,609)
Net investment income allocated from FT (Mauritius) Offshore Investments Limited	103,043
Expenses:
Management fees (Note 3a)	122,373
Distribution fees: (Note 3c)
Class A	36,623
Class C	28,839
Transfer agent fees: (Note 3e)
Class A	25,160
Class C	5,934
Class R6	22
Advisor Class	28,669
Custodian fees (Note 4)	1,095
Reports to shareholders	13,221
Registration and filing fees	40,928
Professional fees	21,152
Trustees’ fees and expenses	1,659
Other	7,639
Total expenses	333,314
Expenses waived/paid by affiliates (Note 3f)	(172,040)
Net expenses	161,274
Net investment income (loss)	(58,231)
Realized and unrealized gains (losses) on investments allocated from FT (Mauritius) Offshore Investments Limited:
Net realized gain (losses) from:
Investments	(1,054,252)
Foreign currency transactions	30,205
Net realized gain (loss)	(1,024,047)
Net change in unrealized appreciation (depreciation) on:
Investments[a]	7,432,796
Translation of assets and liabilities denominated in foreign currencies	37,137
Net change in unrealized appreciation (depreciation)	7,469,933
Net realized and unrealized gain (loss)	6,445,886
Net increase (decrease) in net assets resulting from operations	$6,387,655

aIncludes $177,599 of change in unrealized appreciation on other investments held by the Franklin India Growth Fund.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Templeton International Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin India Growth Fund
	Six Months Ended
	April 30, 2014	Year Ended
	(unaudited)	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(58,231)	$(13,408)
Net realized gain (loss) from investments and foreign currency transactions	(1,024,047)	(1,840,007)
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	7,469,933	(349,796)
Net increase (decrease) in net assets resulting from operations	6,387,655	(2,203,211)
Capital share transactions: (Note 2)
Class A	(1,157,296)	(5,863,006)
Class C	(1,020,963)	(2,839,742)
Class R6	16,885	484,286
Advisor Class	(1,023,210)	(1,074,575)
Total capital share transactions	(3,184,584)	(9,293,037)
Net increase (decrease) in net assets	3,203,071	(11,496,248)
Net assets:
Beginning of period	59,901,468	71,397,716
End of period	$63,104,539	$59,901,468
Undistributed net investment income (loss) included in net assets:
End of period	$(254,783)	$(196,552)

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited)

Franklin India Growth Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds. The Franklin India Growth Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund operates using a “master fund/feeder fund” structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio’s security valuation policies, will directly affect the recorded value of the Fund’s investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. At April 30, 2014, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Semiannual Report | 21

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund’s investment in the Portfolio shares is valued at the Portfolio’s net asset value per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund’s investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio’s Notes to Financial Statements.

22 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report | 23

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013[a,b]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	658,499	$5,937,939	950,756	$8,160,865
Shares redeemed	(803,826)	(7,095,235)	(1,638,554)	(14,023,871)
Net increase (decrease)	(145,327)	$(1,157,296)	(687,798)	$(5,863,006)
Class C Shares:
Shares sold	240,297	$1,983,076	270,061	$2,210,327
Shares redeemed	(356,644)	(3,004,039)	(619,059)	(5,050,069)
Net increase (decrease)	(116,347)	$(1,020,963)	(348,998)	$(2,839,742)
Class R6 Shares:
Shares sold	1,957	$16,885	53,411	$488,400
Shares redeemed	—	—	(535)	(4,114)
Net increase (decrease)	1,957	$16,885	52,876	$484,286
Advisor Class Shares:
Shares sold	353,707	$3,331,711	830,148	$7,447,876
Shares redeemed	(493,845)	(4,354,921)	(1,032,537)	(8,522,451)
Net increase (decrease)	(140,138)	$(1,023,210)	(202,389)	$(1,074,575)

aFor the period May 1, 2013 (effective date) to October 31, 2013 for Class R6.
bEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the Portfolio and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

24 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers. The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

The Portfolio will pay Advisers a fee equal to 80% of the difference between the total management fee and the fee paid by Advisers to FT Services for its administrative services to the Fund.

Effective March 1, 2014, under a subadvisory agreement, TAML, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to March 1, 2014, FT India, an affiliate of Advisers, provided subadvisory services to the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Semiannual Report | 25

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$5,426
CDSC retained	$4,520

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2014, the Fund paid transfer agent fees of $59,785, of which $30,382 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses, including the Fund’s share of the Portfolio’s allocated expenses, (excluding distribution fees, and acquired fund fees and expenses, for Class A, Class C, and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.20% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2015.

26 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2014, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2013, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$2,097,737
Long term	6,945,165
Total capital loss carryforwards	$9,042,902

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2013, the Fund deferred late-year ordinary losses of $144,603.

At April 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$48,638,656

Unrealized appreciation	$13,990,412
Unrealized depreciation	(2,448,800)
Net unrealized appreciation (depreciation)	$11,541,612

The Portfolio is a disregarded entity for United States Federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, organization costs and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the period ended April 30, 2014, aggregated $12,494,458 and $16,332,536, respectively.

Semiannual Report | 27

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

7. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended April 30, 2014, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

28 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin India Growth Fund

9. FAIR VALUE MEASUREMENTS (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At April 30, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 29

FT (Mauritius) Offshore Investments Limited

Financial Highlights

(Expressed in U.S. Dollars)

	Six Months Ended
	April 30, 2014		Year Ended October 31,
	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.19	$9.37	$9.88	$11.52	$8.26	$4.97
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	0.06	0.02	(0.01)	0.02	—[c]
Net realized and unrealized gains (losses)	1.09	(0.24)	(0.53)	(1.63)	3.24	3.29
Total from investment operations	1.11	(0.18)	(0.51)	(1.64)	3.26	3.29
Net asset value, end of period	$10.30	$9.19	$9.37	$9.88	$11.52	$8.26

Total return[d]	12.08%	(1.92)%	(5.16)%	(14.24)%	39.47%	66.20%

Ratios to average net assets[e]
Expenses	1.11%	1.07%	1.08%	1.17%	1.22%	1.37%
Net investment income (loss)	0.37%	0.54%	0.19%	(0.08)%	0.18%	(0.06)%

Supplemental data
Net assets, end of period (000’s)	$60,858	$58,206	$70,010	$90,257	$88,225	$72,271
Portfolio turnover rate	22.00%	16.95%	41.30%	39.07%	83.21%	72.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

30 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

FT (Mauritius) Offshore Investments Limited

Statement of Investments, April 30, 2014 (unaudited)

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks 95.7%
India 95.7%
Auto Components 3.8%
Balkrishna Industries Ltd.	84,147	$734,673
Bosch Ltd.	4,864	847,440
Exide Industries Ltd.	356,000	706,806
		2,288,919
Automobiles 5.9%
Bajaj Auto Ltd.	23,692	751,611
Mahindra & Mahindra Ltd.	101,790	1,809,403
Tata Motors Ltd., A	269,000	1,005,043
		3,566,057
Banks 24.1%
Bank of Baroda	11,000	149,457
HDFC Bank Ltd.	295,000	3,512,953
ICICI Bank Ltd.	145,000	2,992,556
IndusInd Bank Ltd.	298,863	2,373,462
Kotak Mahindra Bank Ltd.	104,000	1,385,028
State Bank of India	48,852	1,683,841
Union Bank of India Ltd.	12,000	30,072
Yes Bank Ltd.	345,000	2,520,791
		14,648,160
Chemicals 3.7%
Asian Paints Ltd.	180,000	1,507,535
Pidilite Industries Ltd.	115,000	606,412
Rallis India Ltd.	50,000	150,336
		2,264,283
Construction & Engineering 4.9%
Larsen & Toubro Ltd.	139,000	2,985,683
Construction Materials 0.7%
Ramco Cements Ltd.	114,000	410,430
Consumer Finance 1.0%
Mahindra & Mahindra Financial Services Ltd.	156,000	634,449
Diversified Financial Services 1.8%
Credit Analysis and Research Ltd.	46,000	601,741
Crisil Ltd.	22,500	482,399
		1,084,140
Food Products 1.5%
Kaveri Seed Co. Ltd.	14,000	146,487
Nestle India Ltd.	9,500	751,621
		898,108
Industrial Conglomerates 0.3%
Aditya Birla Nuvo Ltd.	9,900	181,709

Semiannual Report | 31

FT (Mauritius) Offshore Investments Limited

Statement of Investments, April 30, 2014 (unaudited) (continued)

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks (continued)
India (continued)
IT Services 11.7%
HCL Technologies Ltd.	43,500	$1,012,332
Infosys Ltd.	91,800	4,835,728
Tata Consultancy Services Ltd.	28,542	1,036,058
Wipro Ltd.	31,000	268,292
		7,152,410
Machinery 2.8%
Cummins India Ltd.	130,800	1,188,943
Eicher Motors Ltd.	5,100	522,958
		1,711,901
Media 1.4%
Jagran Prakashan Ltd.	355,706	620,414
[a]TV18 Broadcast Ltd.	525,000	219,784
		840,198
Oil, Gas & Consumable Fuels 8.0%
Bharat Petroleum Corp. Ltd.	144,048	1,084,271
Coal India Ltd.	100,000	483,628
Great Eastern Shipping Co. Ltd.	105,000	582,666
Gujarat Mineral Development Corp. Ltd.	410,000	887,773
Hindustan Petroleum Corp. Ltd.	58,000	309,881
Oil & Natural Gas Corp. Ltd.	60,000	324,098
Petronet LNG Ltd.	127,000	305,419
Reliance Industries Ltd.	57,000	883,895
		4,861,631
Personal Products 2.0%
[a,b]Marico Kaya Enterprises Ltd.	6,800	8,874
Marico Ltd.	359,000	1,212,142
		1,221,016
Pharmaceuticals 9.2%
Cadila Healthcare Ltd.	63,000	1,022,268
Dr. Reddy’s Laboratories Ltd.	55,000	2,466,907
Pfizer Ltd.	31,305	659,370
Torrent Pharmaceuticals Ltd.	151,000	1,445,409
		5,593,954
Textiles, Apparel & Luxury Goods 1.1%
Titan Co. Ltd.	158,778	670,624
Thrifts & Mortgage Finance 3.4%
Housing Development Finance Corp. Ltd.	139,788	2,080,191
Transportation Infrastructure 1.2%
[a]Gujarat Pipavav Port Ltd.	554,000	756,394

32 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

Statement of Investments, April 30, 2014 (unaudited) (continued)

(Expressed in U.S. Dollars)

	Shares	Value
Common Stocks (continued)
India (continued)
Wireless Telecommunication Services 7.2%
Bharti Airtel Ltd.	710,000	$3,856,943
Idea Cellular Ltd.	250,000	556,868
		4,413,811
Total Common Stocks (Cost $45,887,875)		58,264,068
Other Assets, less Liabilities 4.3%		2,594,060
Net Assets 100.0%		$60,858,128

a Non-income producing.
bSee Note 6 regarding restricted securities.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

FT (Mauritius) Offshore Investments Limited

Financial Statements

(Expressed in U.S. Dollars)

Statement of Assets and Liabilities
April 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost	$45,887,875
Value	$58,264,068
Cash	187,921
Foreign currency, at value (cost $2,573,214)	2,585,357
Receivables:
Investment securities sold	90,932
Capital shares sold	124,302
Dividends	10,108
Prepaid expenses	5,363
Total assets	61,268,051
Liabilities:
Payables:
Investment securities purchased	159,020
Capital shares redeemed	186,059
Management fees	45,104
Administrative fees	1,533
Accrued expenses and other liabilities	18,207
Total liabilities	409,923
Net assets, at value	$60,858,128
Shares outstanding	5,907,317
Net asset value per share	$10.30

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

FT (Mauritius) Offshore Investments Limited

Financial Statements (continued)

(Expressed in U.S. Dollars)

Statement of Operations
for the six months ended April 30, 2014 (unaudited)

Investment income:
Dividends	$416,652
Expenses:
Management fees (Note 3a)	256,400
Administrative fees (Note 3b)	16,585
Custodian fees	22,531
Reports to shareholders	696
Professional fees	3,927
Directors’ fees and expenses	4,637
Other	8,833
Total expenses	313,609
Net investment income	103,043
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(1,054,252)
Foreign currency transactions	30,205
Net realized gain (loss)	(1,024,047)
Net change in unrealized appreciation (depreciation) on:
Investments	7,255,197
Translation of other assets and liabilities denominated in foreign currencies	37,137
Net change in unrealized appreciation (depreciation)	7,292,334
Net realized and unrealized gain (loss)	6,268,287
Net increase (decrease) in net assets resulting from operations	$6,371,330

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

FT (Mauritius) Offshore Investments Limited

Financial Statements (continued)

(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2014	Year Ended
	(unaudited)	October 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$103,043	$370,315
Net realized gain (loss) from investments and foreign currency transactions	(1,024,047)	(1,840,007)
Net change in unrealized appreciation (depreciation) on investments and translation of
other assets and liabilities denominated in foreign currencies	7,292,334	(755,396)
Net increase (decrease) in net assets resulting from operations	6,371,330	(2,225,088)
Capital share transactions (Note 2)	(3,718,921)	(9,578,959)
Net increase (decrease) in net assets	2,652,409	(11,804,047)
Net assets:
Beginning of period	58,205,719	70,009,766
End of period	$60,858,128	$58,205,719

36 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited)

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund’s (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund’s investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2014, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio’s significant accounting policies.

a. Financial Instrument Valuation

The Portfolio’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Portfolio calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Portfolio’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Portfolio to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Portfolio follows the Fund’s procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach

Semiannual Report | 37

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited) (continued)

(Expressed in U.S. Dollars)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Portfolio’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Portfolio for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates

38 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited) (continued)

(Expressed in U.S. Dollars)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities up to maximum rate of 21.63% (which includes surcharges). There is no withholding tax in India in respect of dividends paid by Indian companies and such dividends are exempt in the hands of the shareholders.

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however, liable to a dividend distribution tax equivalent to 16.995% of the dividends distributed. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

Semiannual Report | 39

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited) (continued)

(Expressed in U.S. Dollars)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income Taxes (continued)

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The Indian Finance Minister announced the introduction of a General Anti Avoidance Rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. Subsequently, following representations made by stakeholders, the implementation of the GAAR provisions has been deferred until assessment year April 1, 2016.

The Portfolio’s accounting policy in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) is to account for changes in tax laws when the laws are enacted.

The India tax law also includes provisions that impose tax on certain transfers of shares of non-Indian companies that substantially derive their value from Indian assets. Uncertainty exists with respect to the application of this law on investment structures such as the Portfolio and the Fund. However, based on judgment and analysis of the facts and circumstances, management currently believes that the provisions are not likely to have a material impact on the Portfolio and the Fund.

d. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Portfolio is notified of the ex-dividend date.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum

40 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited) (continued)

(Expressed in U.S. Dollars)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Guarantees and Indemnifications (continued)

exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Portfolio’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2014		October 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	531,390	$5,203,397	784,648	$7,545,873
Shares redeemed	(960,434)	(8,922,318)	(1,919,385)	(17,124,832)
Net increase (decrease)	(429,044)	$(3,718,921)	(1,134,737)	$(9,578,959)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

a. Management Fees

The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

Semiannual Report | 41

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited) (continued)

(Expressed in U.S. Dollars)

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2014, aggregated $12,494,458 and $16,332,536, respectively.

5. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. RESTRICTED SECURITIES

The Portfolio invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Portfolio may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2014, the Portfolio held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
6,800	Marico Kaya Enterprises Ltd. (Value is 0.01% of Net Assets)	11/1/2013	$3,983	$8,874

7. FAIR VALUE MEASUREMENTS

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of financial instruments)

42 | Semiannual Report

FT (Mauritius) Offshore Investments Limited

Notes to Financial Statements (unaudited) (continued)

(Expressed in U.S. Dollars)

7. FAIR VALUE MEASUREMENTS (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Portfolio has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2014, in valuing the Portfolio’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]:
Personal Products	$1,212,142	$—	$8,874	$1,221,016
Other Equity Investments	57,043,052	—	—	57,043,052
	$58,255,194	$—	$8,874	$58,264,068
[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Portfolio has reviewed the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

9. SUBSEQUENT EVENTS

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 43

Franklin Templeton International Trust

Shareholder Information

Franklin India Growth Fund

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin India Growth Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

44 | Semiannual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin India Growth Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counter-party credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2014, and previous

Semiannual Report | 45

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin India Growth Fund

Board Review of Investment Management Agreement (continued)

periods ended that date as noted. The performance universe for the Fund consisted of the Fund and all retail and institutional India region funds as selected by Lipper. The Lipper report comparison showed the Fund’s total return to be in the second-highest performing quintile of such performance universe for the one-year period ended January 31, 2014, and on an annualized basis to be in the highest or second-highest performing quintile of such universe during each of the previous three- and five-year periods. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the contractual investment management fee rate for the Fund to be within three basis points of the median of its Lipper expense group, and its actual total expense ratio to be below the median of such group. The Board was satisfied with the expenses of the Fund and noted that the Fund benefited from a waiver of fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s

46 | Semiannual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin India Growth Fund

Board Review of Investment Management Agreement (continued)

profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $61 million on December 31, 2013, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Semiannual Report | 47

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin India Growth Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

48 | Semiannual Report

VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

FRANKLIN INDIA GROWTH FUND

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

141 S 06/14

APRIL 30, 2014

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton
International Trust

Sign up for electronic delivery
at franklintempleton.com/edelivery

GLOBAL

Franklin World Perspectives Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Semiannual Report		Financial Statements	32
		Franklin World Perspectives Fund	3	Notes to Financial Statements	36
		Performance Summary	12	Shareholder Information	50
		Your Fund’s Expenses	15
		Financial Highlights and
		Statement of Investments	17

| 1

Semiannual Report

Franklin World Perspectives Fund

Your Fund’s Goal and Main Investments: Franklin World Perspectives Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities in developed, emerging and frontier markets across the entire market capitalization spectrum.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This semiannual report for Franklin World Perspectives Fund covers the period ended April 30, 2014.

Performance Overview

Franklin World Perspectives Fund – Class A delivered a +3.80% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index Plus Frontier Markets Index (ACWI FM), which measures stock performance in developed, emerging and frontier markets, produced a +5.59% total return.1, 2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 12.

Economic and Market Overview

The global economy grew moderately during the six months under review as many developed markets continued to recover and many emerging markets continued to show growth. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support ongoing recovery. Central bank actions were more mixed in emerging markets, as several central banks cut interest rates in an effort to boost economic growth while others raised rates in an effort to control inflation and currency depreciation.

U.S. economic growth and employment trends were generally encouraging during the period, despite severe weather across many states in early 2014 that suppressed economic activity. In January, Congress passed a spending bill to fund the federal government through September 2014. Congress also approved the suspension of the debt ceiling until March 2015. The U.S. Federal Reserve Board (Fed) began reducing bond purchases by $10 billion a month in January 2014, based on continued positive economic and employment data.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 21.

Semiannual Report | 3

Geographic Breakdown
Based on Total Net Assets as of 4/30/14

North America
51.5%
Europe
25.1%
Asia
15.5%
Latin America & Caribbean
2.4%
Australia & New Zealand
2.2%
Middle East & Africa
2.0%
Short-Term Investments & Other Net Assets
1.3%

Outside the U.S., growth rose in the U.K., supported by the services and manufacturing sectors. Economic activity was slower in Japan, although business sentiment and private consumption improved and unemployment reached its lowest level since 2007. Despite a weaker yen, export growth slowed in the period’s second half, resulting in part from lower shipments to China. At period-end, the Bank of Japan kept its monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately, despite challenges resulting from the consumption tax increase. Although out of recession, the eurozone experienced weak employment trends and deflationary risks. After cutting its benchmark interest rate to 0.25% in November 2013, the European Central Bank (ECB) kept the rate unchanged and stated that it would maintain a highly accommodative monetary policy and provide additional stimulus should deflationary risks increase.

In several emerging markets, including China, growth remained solid though moderating, as domestic demand and exports weakened. Emerging market equities declined and regional currencies depreciated against the U.S. dollar amid political turmoil in certain countries and concerns over the potential impact of the Fed’s tapering its asset purchases. The geopolitical crisis between Russia and Ukraine also weighed on markets. Central banks in several emerging market countries, including Brazil, India, Turkey, South Africa and Russia, raised interest rates during the period in an effort to curb inflation and support their currencies.

The stock market rally in developed markets progressed during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Emerging market stocks rebounded toward period-end but ended the period lower, with eastern European stocks as some of the worst performers. Gold prices declined slightly for the period despite a solid rally in early 2014, and oil prices rose amid supply concerns related to political unrest.

Investment Strategy

While we have overall responsibility for the Fund’s investments, we manage the Fund using a multi-manager approach. We consult with Franklin Templeton’s local asset management teams (subadvisors) based in countries around the world to help determine regional and country allocations, and each subadvisor is responsible for selecting investments for that portion of the Fund’s portfolio allocated to it. We work closely with the subadvisors to develop local portfolios of securities seeking to outperform the relevant market of each region and combine those portfolios into a single global growth equity fund. The Fund’s actual

4 | Semiannual Report

exposure to various regions and markets will vary from time to time according to our and the subadvisors’ opinions as to the prevailing conditions and prospects for these markets.

Using a growth-oriented investment style, we seek to invest in growth-oriented equity securities of companies in developed, emerging and frontier regions and countries around the world. When choosing equity investments for the Fund, we and the subadvisors, with the benefit of local knowledge and market insight, apply a research-driven, bottom-up, fundamental long-term approach. We focus on the market price of a company’s securities relative to our and the sub-advisors’ evaluations of the company’s long-term earnings, asset value and cash flow potential. We seek to invest in financially strong companies with favorable growth potential and sustainable competitive advantages.

Top 10 Countries
4/30/14
% of Total
Net Assets
U.S.	46.9%
U.K.	8.1%
Japan	5.4%
Canada	4.5%
Netherlands	3.9%
France	3.2%
Australia	2.2%
Taiwan	2.2%
South Korea	2.1%
Switzerland	1.8%

Manager’s Discussion

Driven by the U.S. and Europe, developed market stocks, as measured by the MSCI World Index, outperformed their emerging market counterparts, as measured by the MSCI Emerging Markets (EM) Index, for the six months under review.2 Although emerging market stocks overall declined in value, certain countries performed well, such as India and Indonesia. Frontier market stocks, as measured by the MSCI Frontier Markets Index, delivered the strongest performance for the six-month period.2 Financial markets were heavily driven by economic factors during the period, such as uncertainty over the potential effects of major central banks’ future monetary policy changes and concerns about moderating economic growth in key emerging market countries such as China.

Europe

Europe was a strong contributor to the Fund’s absolute return for the six-month period, but our underweighted allocation detracted slightly from performance relative to the benchmark MSCI ACWI FM. Stock selection in Norway, the U.K. and the Netherlands contributed notably to relative performance, while stock selection in Germany, Spain and Ireland detracted. From a sector perspective, key relative contributors in the region included stock selection in industrials and energy, while detractors included stock selection in consumer discretionary and financials.3

Leading individual contributors included our off-benchmark investment in U.K.-based integrated global shipping services provider Clarkson and our position in Netherlands-based Boskalis Westminster, which provides dredging and maritime services to the offshore energy, inland infrastructure development, and towage and salvage industries globally. Another contributor was

Semiannual Report | 5

Top 10 Industries
4/30/14
% of Total
Net Assets
Media	5.9%
Banks	5.5%
Energy Equipment & Services	5.1%
Pharmaceuticals	4.1%
Internet Software & Services	3.9%
Biotechnology	3.5%
Foreign Equity	3.5%
Electrical Equipment	3.1%
Beverages	3.0%
Chemicals	2.9%

an off-benchmark holding in TGS-NOPEC Geophysical, a Norway-based company that provides geophysical, geological and GPS data products and services to the oil and gas industry.

In contrast, individual detractors included off-benchmark positions in Mediaset Espana Comunicacion, an operator of Spanish television channels; GFK, a German consumer market research and consulting company; and Dufry, a Switzerland-based retail shop operator in airports, ports and cruise liners.

European stocks, as measured by the MSCI Europe Index, performed well during the period, supported by optimism that the worst of Europe’s sovereign debt crisis had passed and that the region’s economic recovery remained largely on track.2 Nonetheless, performance varied among countries and equity markets experienced some volatility. Concerns about moderating economic activity in China and heightened geopolitical risks emanating from certain emerging market countries such as Ukraine led many investors to be more cautious. In our view, the European economic recovery remained largely on track and corporate profits had growth potential. The economic improvement that occurred toward the end of 2013 continued into the first quarter of 2014. However, many investors were concerned that economic reports suggested a fragile recovery and the euro’s strength could exacerbate already weak inflation data. With the inflation rate remaining well below the ECB’s 2% target, ECB chief Mario Draghi indicated that further easing was possible if the economy weakened.

During the reporting period, we made key purchases in Europe and had a relatively neutral position at period-end. In particular, we initiated exposure to Finland and increased our allocations to the Netherlands and Norway. Conversely, we decreased our allocations to the U.K., Germany, Italy and Ireland.

North America

The Fund’s overall holdings in North America, particularly in the U.S., contributed significantly to absolute performance. However, stock selection and sector allocations had mixed effects on the Fund’s relative performance in the U.S. and Canada during the period. In the U.S., stock selection and an overweighting in the health care sector boosted relative results.4 Additionally, an overweighting in information technology (IT) and underweightings in consumer staples and telecommunication services helped relative results.5 In Canada, stock selection in the energy and materials sectors benefited relative performance.6 Key individual contributors to relative performance included an off-benchmark investment in equipment rental company United Rentals and positions in generic pharmaceutical firm Actavis, medical devices manufacturer Illumina, hotel and casino operator Wynn Resorts and auto components company BorgWarner.

6 | Semiannual Report

However, the Fund’s overall stock selection in the U.S., particularly in the IT and consumer discretionary sectors, weighed significantly on relative results. Stock selection in the industrials, energy and materials sectors also hurt relative performance. Notable individual detractors included an off-benchmark position in online professional network company LinkedIn, and investments in software firm NetSuite, software and services company ANSYS, satellite radio broadcasting services provider Sirius XM Holdings, global media company Discovery Communications and online retailer Amazon.com.

After strong calendar-year 2013 performance, U.S. equities began 2014 on a choppy course as economic data showed conflicting signs of expansion and weakness. A severe winter across much of the country weighed on economic activity, but increased consumer confidence and generally robust corporate earnings provided investors with reasons for optimism. The labor market’s considerable improvement during the period allowed the Fed to continue the gradual reductions in its monthly bond purchases and remain on course to end its quantitative easing program by late 2014 or early 2015. At the same time, the Fed adopted a more qualitative approach to timing future rate increases. Global issues also influenced U.S. markets, including financial stresses in China as its economy moderated, and geopolitical tensions between Russia and Ukraine.

We increased our allocation to the U.S. during the period under review but remained underweighted relative to the benchmark at period-end. In Canada, our overall allocation remained flat during the period and we remained slightly overweighted.

Asia Pacific ex-Japan

In addition to benefiting the Fund’s absolute performance, overall holdings in Asia Pacific ex-Japan helped relative performance, resulting primarily from stock selection in Taiwan, South Korea and Indonesia, exposure to India through Franklin India Growth Fund – Class R6 and positioning in the consumer discretionary sector throughout the region. Major individual relative contributors included Singapore-based health and lifestyle products manufacturer OSIM International, Indonesian television broadcaster Surya Citra Media and Hong Kong-listed luggage manufacturer and retailer Samsonite International.

In contrast, stock selection in China and certain holdings in the region’s consumer staples and IT sectors detracted from relative performance. Key individual detractors included property developer and manager China Overseas Land & Investment, Australia-based beverage producer Coca-Cola Amatil and an off-benchmark position in Taiwan-based digital video surveillance company GeoVision.

Semiannual Report | 7

Much of the investor focus in Asia Pacific ex-Japan over the previous six months was on the possible outcomes of major upcoming elections in the region, including an election in India, which will be the largest democratic election in world history. The region’s economic reports were mixed throughout the period, with China reporting generally disappointing data but India and Indonesia releasing some better-than-expected data. Continued fears of an economic slowdown in China and concerns about the country’s real estate values and “shadow banking,” or non-bank lending, system weighed on investor sentiment.

During the review period, our allocation changes to certain countries in the Asia Pacific ex-Japan region varied. For example, we increased our allocations to Taiwan, Indonesia and Thailand, as we slightly decreased our allocations to China, Singapore and South Korea. We ended the period with an overweighted allocation to Asia Pacific ex-Japan as a whole.

Japan

Japan’s equity market struggled during the six-month period, a notable exception from the broader developed market countries’ generally solid performance. Although Japan detracted slightly from the Fund’s absolute performance, an underweighted allocation was a strong contributor to relative performance for the period. Stock selection hurt relative performance, particularly residential equipment and eco-friendly materials manufacturer TOTO and real estate company Mitsubishi Estate. However, automobile and industrial machine manufacturer Toyota Industries and electrical equipment company Fuji Electric aided relative performance.

Much of the negative performance for Japanese markets over the six-month period may be attributed to investor fears relating to an economic slowdown in emerging market countries, particularly in China, concerns about reduced consumer demand in Japan following a consumption tax increase in April, and uncertainty over the effectiveness of the stimulative policies being pursued by the Bank of Japan and the Japanese prime minister.

Latin America

Our overweighted allocation to Brazil detracted from relative performance during the period, but stock selection contributed, particularly in the financials and consumer discretionary sectors. In particular, our positions in education company Estacio Participacoes and payment processing company Cielo helped

8 | Semiannual Report

relative results. In contrast, our position in electric utility company Eneva7 and off-benchmark investment in water utility company Cia de Saneamento do Parana hurt relative performance.

Brazil’s equity market declined for the six-month period as many participants in Brazil’s financial markets remained concerned about the deterioration in the country’s fiscal outlook.

During the reporting period, we decreased our allocation to Brazil, although we maintained an overweighting. We exited our position in health care, decreased our weighting in the materials sector and increased our weighting in the financials sector.

Middle East and North Africa (MENA)

Overall, the MENA region was the strongest regional contributor to relative performance during the review period, primarily due to our overweighted allocation. Positioning in Kuwait was a notable contributor, particularly our investment in Kuwait Projects Company Holding, a financial, media and technology services provider. Within the region, stock selection in the materials sector and an underweighting in telecommunication services were significant contributors to relative performance. In contrast, stock selection in the financials sector hindered relative performance, particularly our position in Oman-based banking and financial services provider Bank Muscat.

During the period, the MENA region benefited from a number of tailwinds that drove strong performance since early 2013. Such tailwinds included lower risk premiums, thanks to an easing in regional geopolitical tensions, and increased investment flow in MENA equity markets, especially following the announcement of the United Arab Emirates’ and Qatar’s reclassification from the MSCI Frontier Markets Index to the MSCI EM Index effective in May. The region’s currency link to the U.S. dollar helped the region avoid some of the volatility experienced by many emerging market currencies in 2013 and early 2014. Furthermore, many investors favored the region for its strong economic growth outlook, as the relatively less indebted MENA governments implemented large infrastructure spending plans and continued to diversify their economies away from oil-related activities.

Our overall exposure to the MENA region decreased slightly during the period, although we remained overweighted relative to the benchmark.

Top 10 Equity Holdings
4/30/14

Company	% of Total
Sector/Industry, Country	Net Assets
TGS-NOPEC Geophysical Co. ASA	1.7%
Energy Equipment & Services, Norway
Google Inc., A & C	1.6%
Internet Software & Services, U.S.
Fugro NV, IDR	1.5%
Energy Equipment & Services,
Netherlands
Apple Inc.	1.5%
Technology Hardware, Storage &
Peripherals, U.S.
Franklin India Growth Fund – Class R6	1.4%
Foreign Equity, India
Gilead Sciences Inc.	1.4%
Biotechnology, U.S.
Boskalis Westminster NV	1.3%
Construction & Engineering, Netherlands
Legrand SA	1.2%
Electrical Equipment, France
MasterCard Inc., A	1.2%
IT Services, U.S.
Reed Elsevier NV	1.2%
Media, Netherlands

Semiannual Report | 9

We thank you for your participation in Franklin World Perspectives Fund and look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Semiannual Report

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
3. The industrials sector comprises aerospace and defense, air freight and logistics, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, marine, professional services, road and rail, trading companies and distributors, and transportation infrastructure in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; hotels, restaurants and leisure; household durables; Internet and catalog retail; media; multiline retail; specialty retail; and
textiles, apparel and luxury goods in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, real estate investment trusts, and real estate management and development in the SOI.
4. The health care sector comprises biotechnology; health care equipment and supplies; health care providers and services; health care technology; life sciences, tools and services; and pharmaceuticals in the SOI.
5. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products, household products, personal products, and tobacco in the SOI. The telecommunication services sector com-
prises diversified telecommunication services and wireless telecommunication services in the SOI.
6. The materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI.
7. No longer held at period-end.

Semiannual Report | 11

Performance Summary as of 4/30/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	4/3014	10/31/13	Change
A (FWPAX)	$13.00	$12.70	+$0.30
C (n/a)	$12.92	$12.61	+$0.31
R (n/a)	$12.96	$12.65	+$0.31
Advisor (FWPZX)	$13.02	$12.72	+$0.30

Distributions
Share Class	Dividend Income
A(11/1/13-4/30/14)	$0.1769
C(11/1/13-4/30/14)	$0.1169
R(11/1/13-4/30/14)	$0.1382
Advisor (11/1/13-4/30/14)	$0.1857

12 | Semiannual Report

Performance Summary (continued)

Performance as of 4/30/141

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges
Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

			Value of	Average Annual
	Cumulative	Average Annual	$10,000	Total Return	Total Annual Operating Expenses[6]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(3/31/14)[5]	(with waiver)	(without waiver)
A					1.58%	2.05%
6-Month	+3.80%	-2.13%	$9,787
1-Year	+16.66%	+9.95%	$10,995	+13.43%
3-Year	+24.17%	+5.39%	$11,706	+7.19%
Since Inception (12/16/10)	+34.93%	+7.39%	$12,718	+7.89%
C					2.28%	2.75%
6-Month	+3.42%	+2.42%	$10,242
1-Year	+15.81%	+14.81%	$11,481	+18.53%
3-Year	+21.68%	+6.76%	$12,168	+8.61%
Since Inception (12/16/10)	+31.86%	+8.55%	$13,186	+9.11%
R					1.78%	2.25%
6-Month	+3.58%	+3.58%	$10,358
1-Year	+16.16%	+16.16%	$11,616	+19.78%
3-Year	+22.62%	+7.03%	$12,262	+8.89%
Since Inception (12/16/10)	+33.12%	+8.86%	$13,312	+9.40%
Advisor					1.28%	1.75%
6-Month	+3.87%	+3.87%	$10,387
1-Year	+16.82%	+16.82%	$11,682	+20.36%
3-Year	+24.55%	+7.59%	$12,455	+9.43%
Since Inception (12/16/10)	+35.47%	+9.43%	$13,547	+9.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 13

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging market countries involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically had more price volatility than large-
company stocks, particularly over the short term. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 2/28/15 and fee waivers associated with its investments in a
Franklin Templeton money fund and in Franklin India Growth Fund, contractually guaranteed through at least its current fiscal year-end. Fund invest-
ment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/13	Value 4/30/14	Period* 11/1/13–4/30/14
A
Actual	$1,000	$1,038.00	$6.82
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.76
C
Actual	$1,000	$1,034.20	$10.39
Hypothetical (5% return before expenses)	$1,000	$1,014.58	$10.29
R
Actual	$1,000	$1,035.80	$8.83
Hypothetical (5% return before expenses)	$1,000	$1,016.12	$8.75
Advisor
Actual	$1,000	$1,038.70	$6.32
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.26

*Expenses are calculated using the most recent expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.06%; R: 1.75%;
and Advisor: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Semiannual Report

Franklin Templeton International Trust

Financial Highlights

Franklin World Perspectives Fund
	Six Months Ended
	April 30, 2014	Year Ended October 31,
Class A	(unaudited)	2013	2012	2011 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.70	$10.10	$9.63	$10.00
Income from investment operations[b]:
Net investment income[c]	0.01	0.09	0.07	0.05
Net realized and unrealized gains (losses)	0.47	2.63	0.50	(0.41)
Total from investment operations	0.48	2.72	0.57	(0.36)
Less distributions from net investment income	(0.18)	(0.12)	(0.10)	(0.01)
Net asset value, end of period	$13.00	$12.70	$10.10	$9.63

Total return[d]	3.80%	27.17%	5.97%	(3.64)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.68%	1.82%	1.98%	2.29%
Expenses net of waiver and payments by affiliates	1.35%[f]	1.35%[f]	1.37%	1.33%[f]
Net investment income	0.26%	0.76%	0.67%	0.54%

Supplemental data
Net assets, end of period (000’s)	$16,426	$17,341	$12,752	$11,796
Portfolio turnover rate	32.74%	66.56%	62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin World Perspectives Fund
	Six Months Ended
	April 30, 2014	Year Ended October 31,
Class C	(unaudited)	2013	2012	2011 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.61	$10.04	$9.57	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.03)	0.01	—[d]	(0.01)
Net realized and unrealized gains (losses)	0.46	2.61	0.52	(0.41)
Total from investment operations	0.43	2.62	0.52	(0.42)
Less distributions from net investment income	(0.12)	(0.05)	(0.05)	(0.01)
Net asset value, end of period	$12.92	$12.61	$10.04	$9.57

Total return[e]	3.42%	26.22%	5.38%	(4.14)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.39%	2.51%	2.62%	3.00%
Expenses net of waiver and payments by affiliates	2.06%[g]	2.04%[g]	2.01%	2.04%[g]
Net investment income (loss)	(0.45)%	0.07%	0.03%	(0.17)%

Supplemental data
Net assets, end of period (000’s)	$4,143	$3,849	$2,820	$2,689
Portfolio turnover rate	32.74%	66.56%	62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin World Perspectives Fund
	Six Months Ended
	April 30, 2014	Year Ended October 31,
Class R	(unaudited)	2013	2012	2011 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.65	$10.07	$9.60	$10.00
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.04	0.03	0.01
Net realized and unrealized gains (losses)	0.46	2.62	0.51	(0.40)
Total from investment operations	0.45	2.66	0.54	(0.39)
Less distributions from net investment income	(0.14)	(0.08)	(0.07)	(0.01)
Net asset value, end of period	$12.96	$12.65	$10.07	$9.60

Total return[d]	3.58%	26.58%	5.70%	(3.94)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.08%	2.22%	2.36%	2.71%
Expenses net of waiver and payments by affiliates	1.75%[f]	1.75%[f]	1.75%	1.75%[f]
Net investment income (loss)	(0.14)%	0.36%	0.29%	0.12%

Supplemental data
Net assets, end of period (000’s)	$3,240	$3,163	$2,517	$2,399
Portfolio turnover rate	32.74%	66.56%	62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Templeton International Trust

Financial Highlights (continued)

Franklin World Perspectives Fund
	Six Months Ended
	April 30, 2014	Year Ended October 31,
Advisor Class	(unaudited)	2013	2012	2011 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.72	$10.12	$9.64	$10.00
Income from investment operations[b]:
Net investment income[c]	0.02	0.10	0.08	0.05
Net realized and unrealized gains (losses)	0.47	2.63	0.51	(0.40)
Total from investment operations	0.49	2.73	0.59	(0.35)
Less distributions from net investment income	(0.19)	(0.13)	(0.11)	(0.01)
Net asset value, end of period	$13.02	$12.72	$10.12	$9.64

Total return[d]	3.87%	27.26%	6.25%	(3.54)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.58%	1.72%	1.86%	2.21%
Expenses net of waiver and payments by affiliates	1.25%[f]	1.25%[f]	1.25%	1.25%[f]
Net investment income	0.36%	0.86%	0.79%	0.62%

Supplemental data
Net assets, end of period (000’s)	$13,215	$13,567	$10,662	$10,047
Portfolio turnover rate	32.74%	66.56%	62.96%	71.86%

aFor the period December 16, 2010 (commencement of operations) to October 31, 2011.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests 97.0%
Australia 2.2%
Amcor Ltd.	Containers & Packaging	11,317	$108,178
BHP Billiton Ltd.	Metals & Mining	3,452	121,054
Brambles Ltd.	Commercial Services &
	Supplies	9,590	84,008
Coca-Cola Amatil Ltd.	Beverages	4,441	38,160
Commonwealth Bank of Australia	Banks	835	61,201
Computershare Ltd.	IT Services	10,270	117,823
CSL Ltd.	Biotechnology	1,761	111,943
FlexiGroup Ltd.	Consumer Finance	8,140	29,188
Rio Tinto Ltd.	Metals & Mining	353	20,233
SAI Global Ltd.	Professional Services	6,433	25,517
Woolworths Ltd.	Food & Staples Retailing	2,441	84,626
WorleyParsons Ltd.	Energy Equipment & Services	1,835	28,655
			830,586
Belgium 1.0%
Anheuser-Busch InBev NV	Beverages	3,240	352,551
Brazil 0.7%
Ambev SA	Beverages	8,200	59,953
[a]Ambev SA, rts., 5/29/14	Beverages	19	2
Arteris SA	Transportation Infrastructure	4,200	34,702
BM&F BOVESPA SA	Diversified Financial Services	6,000	30,681
Cielo SA	IT Services	3,700	65,556
Estacio Participacoes SA	Diversified Consumer Services	4,200	44,988
[a]Minerva SA/Brazil	Food Products	6,300	28,315
			264,197
Canada 4.5%
Agrium Inc.	Chemicals	325	31,215
Alimentation Couche-Tard Inc., B	Food & Staples Retailing	825	23,251
ARC Resources Ltd.	Oil, Gas & Consumable Fuels	1,075	31,895
Bank of Montreal	Banks	725	49,974
Bank of Nova Scotia	Banks	975	59,244
Bonavista Energy Corp.	Oil, Gas & Consumable Fuels	1,650	25,923
Brookfield Asset Management Inc., A	Real Estate Management &
	Development	1,725	72,412
Calfrac Well Services Ltd.	Energy Equipment & Services	475	16,447
Canadian Imperial Bank of Commerce	Banks	925	82,470
Canadian National Railway Co.	Road & Rail	1,550	90,790
Canadian Natural Resources Ltd.	Oil, Gas & Consumable Fuels	1,550	63,157
Canadian Pacific Railway Ltd.	Road & Rail	910	141,933
Canadian Pacific Railway Ltd.	Road & Rail	275	42,939
Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	1,250	37,236
Enbridge Inc.	Oil, Gas & Consumable Fuels	1,525	73,589
Franco-Nevada Corp.	Metals & Mining	575	27,715
Gildan Activewear Inc.	Textiles, Apparel &
	Luxury Goods	275	14,058

Semiannual Report | 21

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Canada (continued)
IGM Financial Inc.	Capital Markets	600	$29,884
Keyera Corp.	Oil, Gas & Consumable Fuels	225	14,965
MacDonald Dettwiler and Associates Ltd.	Aerospace & Defense	665	51,571
Major Drilling Group International Inc.	Metals & Mining	2,500	19,661
Manulife Financial Corp.	Insurance	1,250	23,471
Metro Inc., A	Food & Staples Retailing	725	44,689
Mullen Group Ltd.	Energy Equipment & Services	650	17,625
[a]Nuvista Energy Ltd.	Oil, Gas & Consumable Fuels	4,625	46,163
Potash Corp. of Saskatchewan Inc.	Chemicals	1,300	46,992
Power Corp. of Canada	Insurance	1,525	42,937
Power Financial Corp.	Insurance	1,350	42,888
Rogers Communications Inc., B	Wireless Telecommunication
	Services	1,025	40,708
Royal Bank of Canada	Banks	1,000	66,740
Saputo Inc.	Food Products	375	20,053
Savanna Energy Services Corp.	Energy Equipment & Services	3,650	29,605
SNC-Lavalin Group Inc., A	Construction & Engineering	1,025	46,497
Sun Life Financial Inc.	Insurance	400	13,539
The Toronto-Dominion Bank	Banks	1,275	61,339
Thomson Reuters Corp.	Media	2,050	74,197
TransCanada Corp.	Oil, Gas & Consumable Fuels	1,250	58,255
			1,676,027
Chile 0.2%
[a]db x-trackers MSCI Chile TRN Index UCITS ETF	Foreign Equity	17,021	64,501
China 1.3%
[a]Baidu Inc., ADR	Internet Software & Services	580	89,233
[a]China Huishan Dairy Holdings Co. Ltd.	Food Products	118,000	26,788
China Merchants Bank Co. Ltd., H	Banks	40,502	72,093
China Mobile Ltd.	Wireless Telecommunication
	Services	1,500	14,259
China Overseas Land & Investment Ltd.	Real Estate Management &
	Development	40,000	98,029
China Resources Land Ltd.	Real Estate Management &
	Development	12,000	24,672
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	17,000	45,938
CNOOC Ltd.	Oil, Gas & Consumable Fuels	6,000	9,875
Dongfeng Motor Group Co. Ltd., H	Automobiles	28,000	37,271
Haitian International Holdings Ltd.	Machinery	4,000	8,049
Hengan International Group Co. Ltd.	Personal Products	1,500	15,778
Minth Group Ltd.	Auto Components	4,000	6,284
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	14,000	16,180
Tencent Holdings Ltd.	Internet Software & Services	500	31,176
			495,625
Egypt 0.1%
Commercial International Bank Egypt SAE	Banks	5,784	30,763

22 | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Finland 0.8%
Outotec OYJ	Construction & Engineering	25,282	$282,498
France 3.2%
Euler Hermes SA	Insurance	1,348	162,592
Legrand SA	Electrical Equipment	7,118	459,145
[a]Lyxor UCITS ETF Eastern Europe (CECE NTR EUR) FC	Foreign Equity	3,941	101,849
Neopost SA	Technology Hardware, Storage
	& Peripherals	1,726	141,408
Sanofi	Pharmaceuticals	3,056	330,749
			1,195,743
Germany 1.5%
GFK AG	Media	4,790	247,182
Takkt AG	Internet & Catalog Retail	15,759	319,169
			566,351
Hong Kong 0.9%
AIA Group Ltd.	Insurance	18,200	88,267
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	6,300	64,323
Hong Kong Exchanges & Clearing Ltd.	Diversified Financial Services	4,131	74,437
Sa Sa International Holdings Ltd.	Specialty Retail	16,000	13,394
Samsonite International SA	Textiles, Apparel &
	Luxury Goods	16,200	51,508
Shenzhou International Group Holdings Ltd.	Textiles, Apparel &
	Luxury Goods	5,000	17,155
Techtronic Industries Co. Ltd.	Household Durables	10,000	31,859
			340,943
India 1.4%
[a,b]Franklin India Growth Fund, Class R6	Foreign Equity	54,833	532,974
Indonesia 0.5%
Astra International Tbk PT	Automobiles	13,500	8,670
Bank Central Asia Tbk PT	Banks	58,500	55,659
Bank Rakyat Indonesia Persero Tbk PT	Banks	39,300	33,652
Jasa Marga Persero Tbk PT	Transportation Infrastructure	20,800	10,614
Kalbe Farma Tbk PT	Pharmaceuticals	271,000	36,215
Mitra Adiperkasa Tbk PT	Multiline Retail	17,900	9,870
Surya Citra Media Tbk PT	Media	113,985	31,056
			185,736
Ireland 1.1%
C&C Group PLC	Beverages	61,074	363,457
DCC PLC	Industrial Conglomerates	572	29,301
			392,758
Italy 0.5%
Prysmian SpA	Electrical Equipment	7,063	183,611

Semiannual Report | 23

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Japan 5.4%
Coca-Cola West Company Ltd.	Beverages	3,515	$61,145
Fuji Electric Co. Ltd.	Electrical Equipment	25,144	113,900
GungHo Online Entertainment Inc.	Software	4,046	23,078
Hitachi Ltd.	Electronic Equipment,
	Instruments & Components	12,013	85,446
INPEX Corp.	Oil, Gas & Consumable Fuels	1,599	23,279
ITOCHU Corp.	Trading Companies &
	Distributors	9,658	108,099
Japan Exchange Group Inc.	Diversified Financial Services	2,277	44,956
Keyence Corp.	Electronic Equipment,
	Instruments & Components	295	113,674
Mazda Motor Corp.	Automobiles	14,938	66,791
Mitsubishi Estate Co. Ltd.	Real Estate Management &
	Development	3,123	70,704
Mitsubishi UFJ Financial Group Inc.	Banks	17,444	92,502
Nidec Corp.	Electrical Equipment	1,351	76,875
Nippon Steel Sumitomo Metal Corp.	Metals & Mining	19,386	50,831
Nomura Holdings Inc.	Capital Markets	7,078	40,719
Panasonic Corp.	Household Durables	5,613	61,451
Seven & I Holdings Co. Ltd.	Food & Staples Retailing	1,921	75,761
Shin-Etsu Chemical Co. Ltd.	Chemicals	1,163	68,248
SoftBank Corp.	Wireless Telecommunication
	Services	1,334	99,061
Sumitomo Mitsui Financial Group Inc.	Banks	2,554	100,776
T&D Holdings Inc.	Insurance	3,853	45,953
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	2,792	125,327
[a]The Tokyo Electric Power Co. Inc.	Electric Utilities	11,191	42,263
TOTO Ltd.	Building Products	7,706	108,944
Toyota Industries Corp.	Auto Components	2,732	125,895
Toyota Motor Corp.	Automobiles	3,113	168,000
			1,993,678
Jordan 0.1%
Arab Bank PLC	Banks	1,872	22,790
Kuwait 0.2%
Agility Public Warehousing Co. KSC	Air Freight & Logistics	11,458	32,609
Kuwait Projects Co. Holding KSC	Diversified Financial Services	11,761	30,960
National Bank of Kuwait SAK	Banks	7,820	27,262
			90,831
Luxembourg 0.1%
L’Occitane International SA	Specialty Retail	20,500	50,398
Malaysia 0.3%
Nestle (Malaysia) Bhd.	Food Products	3,400	71,387
Public Bank Bhd.	Banks	3,500	21,606
			92,993

24 | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Mexico 0.6%
[a]db x-trackers MSCI Mexico TRN Index UCITS ETF	Foreign Equity	35,637	$202,329
Netherlands 3.9%
Boskalis Westminster NV	Construction & Engineering	8,179	463,253
Fugro NV, IDR	Energy Equipment & Services	8,547	565,728
Reed Elsevier NV	Media	20,968	427,722
			1,456,703
Norway 1.7%
TGS Nopec Geophysical Co. ASA	Energy Equipment & Services	18,110	624,493
Oman 0.1%
Bank Muscat SAOG	Banks	22,217	35,778
Qatar 0.2%
Industries Qatar QSC	Industrial Conglomerates	597	29,187
Qatar National Bank	Banks	657	34,286
			63,473
Russia 0.5%
[a]db x-trackers MSCI Russia Capped Index ETF	Foreign Equity	7,728	185,781
Singapore 0.7%
Ezion Holdings Ltd.	Energy Equipment & Services	24,000	43,459
Global Logistic Properties Ltd.	Real Estate Management &
	Development	21,000	47,743
OSIM International Ltd.	Specialty Retail	19,000	43,953
Parkson Retail Asia Ltd.	Multiline Retail	2,000	1,476
[c]Parkson Retail Asia Ltd., 144A	Multiline Retail	9,000	6,641
Singapore Exchange Ltd.	Diversified Financial Services	13,000	71,761
Singapore Technologies Engineering Ltd.	Aerospace & Defense	6,000	18,283
Singapore Telecommunications Ltd.	Diversified Telecommunication
	Services	10,000	30,552
			263,868
South Africa 0.6%
[a]iShares MSCI South Africa UCITS ETF	Foreign Equity	2,348	79,351
[a]Lyxor ETF South Africa FTSE JSE Top 40 EUR	Foreign Equity	3,097	133,576
			212,927
South Korea 1.9%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	760	21,996
[a]GS Engineering & Construction Corp.	Construction & Engineering	1,070	37,597
[a]GS Engineering & Construction Corp., rts., 6/03/14	Construction & Engineering	345	2,905
Hana Financial Group Inc.	Banks	1,680	59,111
Himart Co. Ltd.	Specialty Retail	374	26,246
[a]Humax Co. Ltd.	Communications Equipment	2,089	25,276
Hyundai Marine & Fire Insurance Co. Ltd.	Insurance	880	25,810
Hyundai Motor Co.	Automobiles	418	93,060
Hyundai Wia Corp.	Auto Components	165	27,151
Kia Motors Corp.	Automobiles	1,688	93,624

Semiannual Report | 25

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
South Korea (continued)
Kyungchang Industrial Co. Ltd.	Auto Components	2,086	$23,321
Nasmedia Co. Ltd.	Media	983	14,844
[a]NHN Entertainment Corp.	Software	360	29,376
Samsung Electronics Co. Ltd.	Semiconductors &
	Semiconductor Equipment	98	127,397
[a]Sapphire Technology Co. Ltd.	Electronic Equipment,
	Instruments & Components	642	25,727
[a]SK C&C Co., Ltd.	IT Services	229	31,365
[a]Taeyoung Engineering & Construction Co. Ltd.	Construction & Engineering	4,690	29,281
			694,087
Spain 0.9%
[a]Mediaset Espana Comunicacion SA	Media	30,413	336,668
Sri Lanka 0.1%
Nestle Lanka PLC	Food Products	2,132	32,427
Switzerland 1.8%
[a]Dufry AG	Specialty Retail	2,165	357,656
Roche Holding AG	Pharmaceuticals	1,072	314,237
			671,893
Taiwan 2.2%
CHIPBOND Technology Corp.	Semiconductors &
	Semiconductor Equipment	26,000	44,389
Chroma Ate Inc.	Electronic Equipment,
	Instruments & Components	38,000	97,692
[a]E Ink Holdings Inc.	Electronic Equipment,
	Instruments & Components	61,000	40,467
Epistar Corp.	Semiconductors &
	Semiconductor Equipment	26,000	56,691
Far EasTone Telecommunications Co. Ltd.	Wireless Telecommunication
	Services	8,000	17,285
[a]Gamania Digital Entertainment Co. Ltd.	Software	32,000	38,116
GeoVision Inc.	Electronic Equipment,
	Instruments & Components	12,000	65,115
Lion Travel Service Co. Ltd.	Hotels, Restaurants & Leisure	11,000	40,035
President Chain Store Corp.	Food & Staples Retailing	9,000	66,852
ScinoPharm Taiwan Ltd.	Pharmaceuticals	9,000	24,448
[a]Sercomm Corp.	Communications Equipment	17,000	34,198
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors &
	Semiconductor Equipment	44,570	174,750
TPK Holding Co. Ltd.	Electronic Equipment,
	Instruments & Components	7,000	53,270
Uni-President Enterprises Corp.	Food Products	21,000	35,505
Yungtay Engineering Co. Ltd.	Machinery	12,000	35,337
			824,150

26 | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
Thailand 0.6%
AP Thailand PCL, fgn.	Real Estate Management &
	Development	109,000	$19,200
BEC World PCL, fgn.	Media	11,000	18,611
CP ALL PCL, fgn.	Food & Staples Retailing	5,100	6,619
Kasikornbank PCL, fgn.	Banks	12,700	77,118
[a]MK Restaurant Group PCL, fgn.	Hotels, Restaurants & Leisure	4,800	8,418
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	3,400	32,886
The Siam Cement PCL, fgn.	Construction Materials	2,300	30,989
Siam Commercial Bank PCL, fgn.	Banks	4,790	24,498
			218,339
United Arab Emirates 0.2%
[a]Emaar Properties PJSC	Real Estate Management &
	Development	11,055	32,807
First Gulf Bank PJSC	Banks	7,830	36,987
			69,794
United Kingdom 8.1%
Ashmore Group PLC	Capital Markets	66,431	392,834
The Berkeley Group Holdings PLC	Household Durables	10,201	394,948
[a]Carpetright PLC	Specialty Retail	7,264	72,041
Clarkson PLC	Marine	5,187	231,995
De La Rue PLC	Commercial Services &
	Supplies	24,982	345,706
Hiscox Ltd.	Insurance	35,151	419,077
Imperial Tobacco Group PLC	Tobacco	7,266	313,696
International Personal Finance PLC	Consumer Finance	42,813	404,185
ITE Group PLC	Media	16,600	64,438
Reckitt Benckiser Group PLC	Household Products	1,761	141,963
Savills PLC	Real Estate Management &
	Development	20,808	211,195
			2,992,078
United States 46.9%
[a]Actavis PLC	Pharmaceuticals	2,040	416,833
Aflac Inc.	Insurance	2,040	127,949
[a]Amazon.com Inc.	Internet & Catalog Retail	870	264,593
American Tower Corp.	Real Estate Investment Trusts
	(REITs)	1,900	158,688
Amgen Inc.	Biotechnology	1,120	125,160
Anadarko Petroleum Corp.	Oil, Gas & Consumable Fuels	1,700	168,334
[a]ANSYS Inc.	Software	1,550	118,281
Apple Inc.	Technology Hardware, Storage
	& Peripherals	920	542,883
[a]Biogen Idec Inc.	Biotechnology	1,070	307,218
The Boeing Co.	Aerospace & Defense	1,750	225,785
BorgWarner Inc.	Auto Components	3,050	189,527

Semiannual Report | 27

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
United States (continued)
Bristol-Myers Squibb Co.	Pharmaceuticals	5,340	$267,481
[a]Celgene Corp.	Biotechnology	1,650	242,566
[a]Cerner Corp.	Health Care Technology	3,110	159,543
[a]Chart Industries Inc.	Machinery	2,040	139,169
[a]Charter Communications Inc., A	Media	1,310	177,544
[a]Cognizant Technology Solutions Corp., A	IT Services	480	22,994
Cummins Inc.	Machinery	490	73,917
Cytec Industries Inc.	Chemicals	3,300	314,556
Danaher Corp.	Industrial Conglomerates	2,620	192,256
[a]DaVita HealthCare Partners Inc.	Health Care Providers &
	Services	2,520	174,636
Discover Financial Services	Consumer Finance	4,950	276,705
[a]Discovery Communications Inc., C	Media	2,160	151,481
[a]eBay Inc.	Internet Software & Services	2,230	115,581
Ecolab Inc.	Chemicals	3,790	396,586
[a]Facebook Inc., A	Internet Software & Services	5,920	353,898
[a]Gilead Sciences Inc.	Biotechnology	6,600	518,034
[a]Google Inc., A	Internet Software & Services	550	294,184
[a]Google Inc., C	Internet Software & Services	550	289,663
[a]Hilton Worldwide Holdings Inc.	Hotels, Restaurants & Leisure	1,480	32,308
[a]HomeAway Inc.	Internet & Catalog Retail	2,720	88,726
Honeywell International Inc.	Aerospace & Defense	2,430	225,747
[a]Hub Group Inc., A	Air Freight & Logistics	3,110	138,861
[a]Illumina Inc.	Life Sciences Tools & Services	1,660	225,511
IntercontinentalExchange Group Inc.	Diversified Financial Services	1,070	218,751
[a]Jacobs Engineering Group Inc.	Construction & Engineering	2,230	128,671
Kansas City Southern	Road & Rail	970	97,854
[a]Liberty Ventures, A	Internet & Catalog Retail	1,400	81,256
[a]LinkedIn Corp., A	Internet Software & Services	700	107,429
[a]Lyxor ETF MSCI World Energy TR-USD	Energy	413	163,154
[a]Lyxor UCITS ETF S&P 500 Capped Financials Sector	Diversified Financial Services	360	56,050
MasterCard Inc., A	IT Services	6,000	441,300
McKesson Corp.	Health Care Providers &
	Services	1,020	172,574
Mead Johnson Nutrition Co., A	Food Products	1,070	94,438
[a]Michael Kors Holdings Ltd.	Textiles, Apparel &
	Luxury Goods	1,460	133,152
Microchip Technology Inc.	Semiconductors &
	Semiconductor Equipment	5,820	276,683
[a]Monster Beverage Corp.	Beverages	1,570	105,127
National Oilwell Varco Inc.	Energy Equipment & Services	1,160	91,095
[a]NetSuite Inc.	Software	1,800	139,158
Nielsen Holdings NV	Professional Services	2,030	95,309
NIKE Inc., B	Textiles, Apparel &
	Luxury Goods	1,840	134,228
Noble Energy Inc.	Oil, Gas & Consumable Fuels	2,430	174,425
Oceaneering International Inc.	Energy Equipment & Services	820	60,090

28 | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
Common Stocks and Other Equity Interests (continued)
United States (continued)
Pall Corp.	Machinery	2,310	$194,386
PepsiCo Inc.	Beverages	1,260	108,221
Praxair Inc.	Chemicals	1,460	190,603
Precision Castparts Corp.	Aerospace & Defense	1,200	303,708
[a]The Priceline Group Inc.	Internet & Catalog Retail	260	301,015
QUALCOMM Inc.	Communications Equipment	3,550	279,420
[a]Quintiles Transnational Holdings Inc.	Life Sciences Tools & Services	2,620	123,481
Resmed Inc., CDI	Health Care Equipment &
	Supplies	12,400	62,433
Rockwell Automation Inc.	Electrical Equipment	780	92,960
Roper Industries Inc.	Electrical Equipment	1,660	230,657
Ross Stores Inc.	Specialty Retail	1,660	113,013
[a]Salesforce.com Inc.	Software	3,000	154,950
SanDisk Corp.	Technology Hardware, Storage
	& Peripherals	1,460	124,056
[a]SBA Communications Corp.	Wireless Telecommunication
	Services	1,550	139,128
Schlumberger Ltd.	Energy Equipment & Services	2,490	252,859
[a]ServiceNow Inc.	Software	2,230	110,876
[a]Signature Bank/New York NY	Banks	2,910	345,766
[a]Sirius XM Holdings Inc.	Media	60,090	191,687
[a]Source Markets PLC - Financials S&P US Select Source ETF	Diversified Financial Services	895	105,194
Starbucks Corp.	Hotels, Restaurants & Leisure	2,430	171,607
[a]Stericycle Inc.	Commercial Services &
	Supplies	2,140	249,182
[a]SVB Financial Group	Banks	1,460	155,767
T. Rowe Price Group Inc.	Capital Markets	3,010	247,211
Tractor Supply Co.	Specialty Retail	2,430	163,393
[a]Trimble Navigation Ltd.	Electronic Equipment,
	Instruments & Components	4,370	167,939
Twenty-First Century Fox Inc., A	Media	5,530	177,071
[a]Under Armour Inc., A	Textiles, Apparel &
	Luxury Goods	3,400	166,226
Union Pacific Corp.	Road & Rail	1,290	245,655
[a]United Rentals Inc.	Trading Companies &
	Distributors	2,820	264,601
Visa Inc., A	IT Services	1,800	364,698
The Walt Disney Co.	Media	3,300	261,822
Wells Fargo & Co.	Banks	3,880	192,603
Whole Foods Market Inc.	Food & Staples Retailing	4,080	202,776
Wynn Resorts Ltd.	Hotels, Restaurants & Leisure	1,170	238,551
Xilinx Inc.	Semiconductors &
	Semiconductor Equipment	5,100	240,669
[a]Yahoo! Inc.	Internet Software & Services	4,370	157,101
			17,379,227
Total Common Stocks and Other Equity Interests
(Cost $27,850,054)			35,909,569

		Semiannual Report | 29

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

		Shares/
Franklin World Perspectives Fund	Industry	Rights/Units	Value
[d]Participatory Notes 0.6%
Saudi Arabia 0.6%
HSBC Bank PLC,
Abdullah A.M. Al-khodari Sons Co., 2/12/16	Construction & Engineering	2,542	$25,959
Al Rajhi Bank, 8/13/14	Banks	1,486	25,556
Banque Saudi Fransi, 2/23/15	Banks	3,226	25,805
[a]Dar Al Arkan Real Estate Development Co., 8/10/15	Real Estate Management &
	Development	8,259	28,408
National Industrialization Co., 8/13/14	Industrial Conglomerates	3,265	27,423
[c]Samba Financial Group, 144A, 8/13/14	Banks	2,413	26,057
[c]Saudi Basic Industries Corp., 144A, 8/04/14	Chemicals	880	26,749
Merrill Lynch International & Co. CV, Al Tayyar Travel Group,
6/10/15	Hotels, Restaurants & Leisure	797	26,935
Total Participatory Notes (Cost $167,207)			212,892
Preferred Stocks 1.1%
Brazil 0.9%
Cia de Saneamento do Parana, pfd.	Water Utilities	9,000	23,333
Itausa - Investimentos Itau SA, pfd.	Banks	31,432	138,169
Petroleo Brasileiro SA, pfd.	Oil, Gas & Consumable Fuels	4,000	29,730
Suzano Papel e Celulose SA, pfd., A	Paper & Forest Products	21,600	70,437
Vale SA, pfd., A	Metals & Mining	5,600	66,364
			328,033
South Korea 0.2%
Samsung Electronics Co. Ltd., pfd.	Semiconductors &
	Semiconductor Equipment	78	78,295
Total Preferred Stocks (Cost $398,058)			406,328
Total Investments before Short Term Investments
(Cost $28,415,319)			36,528,789

		Principal Amount
Short Term Investments (Cost $385,000) 1.0%
U.S. Government and Agency Securities 1.0%
United States 1.0%
[e]FHLB, 5/01/14		$385,000	385,000
Total Investments (Cost $28,800,319) 99.7%			36,913,789
Other Assets, less Liabilities 0.3%			110,672
Net Assets 100.0%			$37,024,461

30 | Semiannual Report

Franklin Templeton International Trust

Statement of Investments, April 30, 2014 (unaudited) (continued)

Franklin World Perspectives Fund

aNon-income producing.
bSee Note 3(f) regarding investments in Franklin India Growth Fund.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30,
2014, the aggregate value of these securities was $59,447, representing 0.16% of net assets.
dSee Note 1(d) regarding Participatory Notes.
eThe security is traded on a discount basis with no stated coupon rate.

At April 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Japanese Yen	BKF	Sell	153,838,405	$1,478,647	6/24/14	$ —	$(26,975)
Net unrealized appreciation (depreciation)							$(26,975)
[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 49.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Franklin Templeton International Trust

Financial Statements

Statement of Assets and Liabilities
April 30, 2014 (unaudited)

Franklin World
Perspectives
Fund
Assets:
Investments in securities:
Cost	$28,800,319
Value	$36,913,789
Cash	20,186
Foreign currency, at value (cost $16,351)	16,382
Receivables:
Investment securities sold	196,288
Capital shares sold	16,208
Dividends	71,269
Other assets	22
Total assets	37,234,144
Liabilities:
Payables:
Investment securities purchased	131,826
Capital shares redeemed	1,335
Management fees	32,411
Distribution fees	5,474
Transfer agent fees	690
Unrealized depreciation on forward exchange contracts	26,975
Accrued expenses and other liabilities	10,972
Total liabilities	209,683
Net assets, at value	$37,024,461
Net assets consist of:
Paid-in capital	$28,105,374
Distributions in excess of net investment income	(337,020)
Net unrealized appreciation (depreciation)	8,087,004
Accumulated net realized gain (loss)	1,169,103
Net assets, at value	$37,024,461

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
April 30, 2014 (unaudited)

Franklin World
Perspectives
Fund
Class A:
Net assets, at value	$16,426,023
Shares outstanding	1,263,601
Net asset value per share[a]	$13.00
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.79
Class C:
Net assets, at value	$4,143,257
Shares outstanding	320,661
Net asset value and maximum offering price per share[a]	$12.92
Class R:
Net assets, at value	$3,240,307
Shares outstanding	250,000
Net asset value and maximum offering price per share	$12.96
Advisor Class:
Net assets, at value	$13,214,874
Shares outstanding	1,015,148
Net asset value and maximum offering price per share	$13.02

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin Templeton International Trust

Financial Statements (continued)

Statement of Operations
for the six months ended April 30, 2014 (unaudited)

Franklin World
Perspectives
Fund
Investment income:
Dividends (net of foreign taxes of $15,887)	$ 290,681
Interest	12
Total investment income	290,693
Expenses:
Management fees (Note 3a)	200,606
Distribution fees: (Note 3c)
Class A	8,948
Class C	16,511
Class R	7,964
Transfer agent fees: (Note 3e)
Class A	3,263
Class C	769
Class R	604
Advisor Class	2,616
Custodian fees (Note 4)	2,940
Reports to shareholders	10,500
Registration and filing fees	43,032
Professional fees	33,526
Other	19,936
Total expenses	351,215
Expense reductions (Note 4)	(39)
Expenses waived/paid by affiliates (Note 3f and 3g)	(79,306)
Net expenses	271,870
Net investment income	18,823
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,843,631
Foreign currency transactions	89,271
Net realized gain (loss)	1,932,902
Net change in unrealized appreciation (depreciation) on:
Investments	(481,937)
Translation of other assets and liabilities denominated in foreign currencies	(38,051)
Net change in unrealized appreciation (depreciation)	(519,988)
Net realized and unrealized gain (loss)	1,412,914
Net increase (decrease) in net assets resulting from operations	$ 1,431,737

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Templeton International Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin World
	Perspectives Fund
	Six Months Ended	Year Ended
	April 30, 2014	October 31,
	(unaudited)	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$18,823	$227,050
Net realized gain (loss) from investments and foreign currency transactions	1,932,902	1,384,827
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(519,988)	6,288,929
Net increase (decrease) in net assets resulting from operations	1,431,737	7,900,806
Distributions to shareholders from:
Net investment income:
Class A	(252,661)	(147,436)
Class C	(36,819)	(14,288)
Class R	(34,550)	(19,577)
Advisor Class	(203,228)	(134,853)
Total distributions to shareholders	(527,258)	(316,154)
Capital share transactions: (Note 2)
Class A	(1,331,767)	1,166,985
Class C	194,456	277,524
Class R	—	(251)
Advisor Class	(663,051)	140,431
Total capital share transactions	(1,800,362)	1,584,689
Net increase (decrease) in net assets	(895,883)	9,169,341
Net assets:
Beginning of period	37,920,344	28,751,003
End of period	$37,024,461	$37,920,344
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(337,020)	$171,415

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

Franklin Templeton International Trust

Notes to Financial Statements (unaudited)

Franklin World Perspectives Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of four separate funds. The Franklin World Perspectives Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

36 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a

Semiannual Report | 37

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

38 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)
U.	S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthi-ness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At April 30, 2014, the Fund had OTC derivatives in a net liability position for such contracts of $26,975.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which

Semiannual Report | 39

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Derivative Financial Instruments (continued)

typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

40 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report | 41

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2014[a]		October 31, 2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	149,589	$1,922,309	169,920	$1,932,319
Shares issued in reinvestment of distributions	6,358	79,857	2,923	30,023
Shares redeemed	(257,524)	(3,333,933)	(69,779)	(795,357)
Net increase (decrease)	(101,577)	$(1,331,767)	103,064	$1,166,985
Class C Shares:
Shares sold	33,172	$424,287	28,688	$325,342
Shares issued in reinvestment of distributions	607	7,594	147	1,513
Shares redeemed	(18,362)	(237,425)	(4,578)	(49,331)
Net increase (decrease)	15,417	$194,456	24,257	$277,524
Class R Shares:
Shares issued in reinvestment of distributions			—[b]	$2
Shares redeemed			(22)	(253)
Net increase (decrease)			(22)	$(251)
Advisor Class Shares:
Shares sold	41,156	$532,317	16,236	$186,575
Shares issued in reinvestment of distributions	499	6,274	664	6,821
Shares redeemed	(92,907)	(1,201,642)	(4,447)	(52,965)
Net increase (decrease)	(51,252)	$(663,051)	12,453	$140,431

aDuring the period Class R did not report any share transactions.
bRounds to less than 1.

42 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Investimentos (Brasil) Ltd. (FT Brasil)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Franklin Templeton Investments (ME) Limited (FTIME)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $4 billion
0.950%	In excess of $4 billion

Under a subadvisory agreement, FTI Brasil, FTIML, FT Korea, FTIC, FTIME and TAML, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in

Semiannual Report | 43

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$5,344
CDSC retained	$1,205

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended April 30, 2014, the Fund paid transfer agent fees of $7,252, of which $4,654 was retained by Investor Services.

f. Investments in Franklin India Growth Fund

The Fund invests in the Franklin India Growth Fund, an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in Franklin India Growth Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Franklin India Growth Fund, as noted on the Statement of Operations. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

44 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
g.	Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.25% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2015.

h. Other Affiliated Transactions

At April 30, 2014, Franklin Resources, Inc. owned 75.90% of the Fund’s outstanding shares.

Investment activities of this shareholder could have a material impact on the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2013, the Fund had capital loss carryforwards of $649,183 expiring in 2019.

At April 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$29,295,268

Unrealized appreciation	$8,211,350
Unrealized depreciation	(592,829)
Net unrealized appreciation (depreciation)	$7,618,521

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

Semiannual Report | 45

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2014, aggregated $12,356,263 and $14,296,282, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. OTHER DERIVATIVE INFORMATION

At April 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	$ —	forward exchange contracts	$26,975

For the period ended April 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as	Statement of	Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations	for the Period	for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions / Net change in unrealized
appreciation (depreciation) on translation of
other assets and liabilities denominated in
	foreign currencies	$90,915	$(39,573)

46 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

8. OTHER DERIVATIVE INFORMATION (continued)

For the period ended April 30, 2014, the average month end fair value of derivatives represented 0.08% of average month end net assets. The average month end number of open derivative contracts for the period was 1.

See Note 1(c) regarding derivative financial instruments.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the period ended April 30, 2014, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Semiannual Report | 47

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

10. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement

A summary of inputs used as of April 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$36,315,897	$ —	$ —	$36,315,897
Participatory Notes	—	212,892	—	212,892
Short Term Investments	—	385,000	—	385,000
Total Investments in Securities	$36,315,897	$597,892	$ —	$36,913,789
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$ —	$26,975	$ —	$26,975

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

48 | Semiannual Report

Franklin Templeton International Trust

Notes to Financial Statements (unaudited) (continued)

Franklin World Perspectives Fund

12. SUBSEQUENT EVENTS
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty Selected Portfolio

BKF - Deutsche Bank AG ADR - American Depositary Receipt
CDI - Clearing House Electronic Subregister System Depositary Interest
ETF - Exchange Traded Fund
FHLB - Federal Home Loan Bank
IDR -International Depositary Receipt

Semiannual Report | 49

Franklin Templeton International Trust

Shareholder Information

Franklin World Perspectives Fund

Board Review of Investment Management Agreement

At a meeting held April 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin World Perspectives Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

50 | Semiannual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin World Perspectives Fund

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counter-party credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period

Semiannual Report | 51

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin World Perspectives Fund

Board Review of Investment Management Agreement (continued)

ended January 31, 2014, and previous periods ended that date as noted. The performance universe for the Fund consisted of the Fund and all retail and institutional global multi-cap growth funds. The Fund has been in operation for only three years and the Lipper report showed its total return to be in the second-highest performing quintile of such universe for the one-year period ended January 31, 2014, and on an annualized basis to be in the middle performing quintile of such universe during each of the previous two- and three-year periods. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be satisfactory, noting its relatively short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee rate to be within 10 basis points of the median of its Lipper expense group and its actual total expense ratio to be below the median of its Lipper expense group. The Board was satisfied with the expenses of the Fund and noted that the Fund benefited from a waiver of fees.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in

52 | Semiannual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin World Perspectives Fund

Board Review of Investment Management Agreement (continued)

response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $40 million on December 31, 2013, and the Board believed the size of the Fund afforded no meaningful economies of scale.

Semiannual Report | 53

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin World Perspectives Fund

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

54 | Semiannual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report and Shareholder Letter

Franklin World Perspectives Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisors
Franklin Templeton Investimentos (Brasil) Ltda.
Franklin Templeton Investments Corp.
Franklin Templeton Investment Management Limited
Templeton Asset Management Ltd.
Franklin Templeton Investments (ME) Limited
Franklin Templeton Investment Trust Management Co., Ltd.

Distributor
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(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2014 Franklin Templeton Investments. All rights reserved.

097 S 06/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                            N/A

Item 5. Audit Committee of Listed Registrants.               N/A

Item 6. Schedule of Investments.                            N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                  N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                                     N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  June 26, 2014

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  June 26, 2014